As filed with the Securities and Exchange Commission on July 29, 2026

Securities Act File No. 333-[__]

1940 Act File No. 811-23509

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Post-Effective Amendment No. _ ☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 22 ☒

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Hamilton Lane Private Assets Fund
(Exact Name of Registrant as Specified in Charter)

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110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428
(Address of Principal Executive Offices)

(866) 361-1720
(Registrant’s Telephone Number)

__________________________________________

Andrew Schardt
Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428
(Name and Address of Agent for Service)

__________________________________________

Copy to:

Ryan P. Brizek, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001

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Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 486
☒	On August 1, 2026, pursuant to paragraph (b) of Rule 486
☐	60 days after filing pursuant to paragraph (a) of Rule 486
☐	On (date) pursuant to paragraph (a) of Rule 486

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c 3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b 2 under the Securities and Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

EXPLANATORY NOTE

Pursuant to Rule 429 under the Securities Act, the prospectus included herein is a combined prospectus which relates to (i) the Registration Statement File No. 333-289039, dated July 29, 2025, previously filed by Hamilton Lane Private Assets Fund (the “Registrant”) on Form N-2 (the “Prior Registration Statement”) and (ii) the registration by the Registrant of additional securities as set forth in this registration statement (the “Registration Statement”). This Registration Statement also constitutes a Post-Effective Amendment to the Prior Registration Statement, and such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement. Pursuant to the Prior Registration Statement, a total of $6,000,000,000 shares of beneficial interest were previously registered. This Registration Statement has registered an additional $2,000,000,000 of shares of beneficial interest, resulting in a total of $8,000,000,000 in registered shares of beneficial interest.

Hamilton Lane Private Assets Fund

PROSPECTUS

Class R Shares
Class I Shares
Class D Shares

Hamilton Lane Private Assets Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Objective.    The Fund’s primary investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally.

Investment Strategy.    The Fund may gain access to private assets through a number of different approaches including: (i) direct investments in the equity or debt of a company; (ii) primary subscriptions to closed-end private funds, including without limitation, funds-of-funds; (iii) secondary purchases of interests in closed-end private funds and other private assets; (iv) investments in listed private equity companies, funds or other vehicles; and (v) programmatic investment relationships with asset managers outside of their commingled private funds. The Fund cannot guarantee that it will meet its investment objective.

The Fund also invests a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives, listed investments and other investment companies, including money market funds and exchange traded funds (“Liquid Assets”).

Investing in the Fund involves a high degree of risk. See “INVESTMENT RELATED RISKS,” “BUSINESS, STRUCTURE AND MANAGEMENT RELATED RISKS,” “GENERAL RISKS,” and “LIMITS OF RISKS DISCLOSURE” beginning on page 31.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Class R Shares		Class I Shares	Class D Shares	Total
Public Offering Price(1)		Current Net Asset Value	Current Net Asset Value	Current Net Asset Value	$ amount invested at Current Net Asset Value
Maximum Sales Load(2)		3.50%	None	None	$ amount invested at Current Net Asset Value
Proceeds to the Fund (Before Expenses)(3)	$	amount invested at Current Net Asset Value, less applicable Sales Charge	Current Net Asset Value	Current Net Asset Value	$ amount invested at Current Net Asset Value

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(1)      Distribution Services, LLC (formerly UMB Distribution Services, LLC), acts as the distributor and principal underwriter of the Fund’s common shares of beneficial interest (“Shares”) on a best-efforts basis. Generally, the stated minimum investment by an investor in the Fund is $25,000 with respect to Class R Shares, Class I Shares and Class D Shares, which stated minimums may be reduced for certain investors. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given financial intermediary may have Shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000. See “PURCHASING SHARES.”

(2)      Investments in Class R Shares are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares. Class I Shares and Class D Shares are each not subject to a sales charge; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class I or Class D Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their financial intermediary about the sales charge and any additional fees or charges their financial intermediary might impose on each class of Shares.

(3)      Assumes all shares currently registered are sold in the offering and the maximum sales load is charged. Shares are offered in a continuous offering at the Fund’s then current net asset value, plus any applicable sales load, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “FUND EXPENSES.”

This prospectus (the “Prospectus”) applies to the offering of three separate classes of Shares, designated as Class R Shares, Class I Shares and Class D Shares. The Shares are generally offered on the first business day of each month at the net asset value per Share as of the last business day of the immediately preceding month. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “ELIGIBLE INVESTORS.”

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the amended and restated agreement and declaration of trust of the Fund (the “Agreement and Declaration of Trust”).

Risks.    An investment in the Fund is subject to, among others, the following risks:

•        The success of the Fund depends on the identification by, and the availability of suitable investment opportunities to, the Adviser and, with respect to any portfolio funds, the sponsors of such portfolio fund.

•        Shares are speculative and illiquid securities involving substantial risk of loss.

•        Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Thus, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

•        Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option, nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. An investment in the Fund is considered illiquid.

•        Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

•        The amount of distributions that the Fund may pay, if any, is uncertain.

•        The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•        Due to investments in Portfolio Funds, the Fund may enter into unfunded commitments representing a significant portion of its assets.

•        The Fund invests in private assets, including Portfolio Funds. Portfolio Funds are subject to certain risks, including risks related to illiquidity, indirect fees, valuation, limited operating histories, and limited information regarding underlying investments. See “RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS.” In connection with the Fund’s investments in Portfolio Funds, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

No Trading History.    The Fund’s shares have no history of public trading.

Non-Traded Structure.    The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund expects to conduct periodic tender offers on a discretionary basis, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated August 1, 2026, as it may be further amended or supplemented from time to time, has been filed with the U.S. Securities and Exchange Commission (“SEC”). You can request a copy of the SAI, annual and semi-annual reports, other information of the Fund, and make shareholder inquiries without charge by writing to the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling the Fund toll-free at (888) 882-8212, or by accessing the investment adviser’s website at www.hamiltonlane.com. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain the SAI, material incorporated by reference and other information about the Fund, on the SEC’s website (sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

THE FUND’S DISTRIBUTOR AND PRINCIPAL UNDERWRITER IS Distribution Services, LLC.

The date of this Prospectus is August 1, 2026

i

SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the Agreement and Declaration of Trust.

The Fund

The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 7, 2020.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund commenced operations on January 4, 2021 following the reorganization of the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”) with and into the Fund, which was effective as of the close of business on December 31, 2020. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the reorganization, the Fund and the Predecessor Fund shared the same investment adviser and portfolio managers.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class R Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and Hamilton Lane Advisors, L.L.C., the Fund’s investment adviser (“Hamilton Lane” or the “Adviser”), have received an exemptive order from the SEC that permits the Fund, among other things, to designate multiple classes of Shares; and to impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class.

Investment Adviser

Hamilton Lane, first established in 1991, is a publicly-owned firm that provides alternative asset management services to institutional investors worldwide. The Adviser manages capital in the private markets through funds-of-funds, separate accounts and direct investment funds. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment Objective

The Fund’s investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally.

Investment Strategies

The Fund’s investments (the “Fund Investments”) include direct investments in the equity or debt of a company (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”). Fund Investments also include primary subscriptions to closed-end private funds, including, without limitation, funds-of-funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”). More traditional private markets funds are typically structured as closed-end private funds. These funds generally raise a set amount of capital and then terminate at a set future date. The life of a closed-end fund is generally 10-12 years, with the possibility of extensions. Open-end private funds do not have a specific term and allow periodic purchases and repurchases. In addition, Fund Investments include secondary purchases of Portfolio Funds managed by Portfolio Fund Managers and other private assets (together, “Secondary Investments”) and investments in listed private equity companies, funds or other vehicles (“Listed PE Investments”). Fund Investments also include programmatic investment relationships with asset managers outside of their commingled private funds (“Opportunistic Investments”). As opposed to multiple individual investments, programmatic investment relationships create an infrastructure for the Fund to build a portfolio of investments through underlying funds organized and managed by third-party asset managers that are managed similarly to the third-party asset managers’ main investment funds, but may provide the Fund with rights, including but not limited to the right to opt-out of investments that could be problematic from a timing or diversification perspective.

The Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly through special purpose vehicles managed by the Adviser, any of its affiliates or third parties. The Fund may make investments through wholly-owned subsidiaries. Such subsidiaries will not be registered under the 1940 Act.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets”. For purposes of this policy, private assets include Direct Investments (except for publicly listed private equity investments), Portfolio Funds, Secondary Investments, and Opportunistic Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds that the Fund reasonably expects to be called in the future, as qualifying private assets for purposes of its 80% policy. This policy is not fundamental and may be changed by the Board with at least 60 days’ prior notice to Shareholders, provided that the Fund provides such notice in advance of a tender offer and such tender offer is not oversubscribed.

The Fund intends to hold an amount of Liquid Assets consistent with prudent liquidity management. During normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Assets and other liquid investments. To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes.

The Fund invests all or substantially all of its assets through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). Certain Subsidiaries may be taxed as corporations in order for the Fund to satisfy the requirements to qualify as, and maintain its eligibility for favorable tax treatment as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Adviser aims to use its perspective on the future prospects of various private markets strategies, geographies and transaction types and to match them with attractive investment opportunities in order to achieve the investment objectives of the Fund.

The Adviser seeks to build a broad portfolio of private assets within the Fund. The focus on Direct Investments, Secondary Investments, Listed PE Investments and Opportunistic Investments seeks to limit the exposure of the Fund to uncalled commitments and to shorten the duration of expected cash flows relative to a traditional portfolio consisting predominantly of primary fund investments. This portfolio construction approach is designed to maintain a relatively high level of exposure to private assets while still maintaining liquidity for limited investor redemptions.

Investments in private assets can follow a variety of strategies including, without limitation, equity investments in which a mature company is acquired from current shareholders (“Buyouts”), equity investments in early stage or other high growth potential companies (“Venture/Growth Equity”), and investments in the debt of performing companies or companies in need of restructuring.

The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures. See “INVESTMENT RELATED RISKS.”

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. See “INVESTMENT POLICIES.”

No guarantee or representation is made that the investment program of the Fund will be successful, that the various investments selected will produce positive returns, or that the Fund will achieve its investment objective.

Risk Factors

An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “INVESTMENT RELATED RISKS,” “RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS,” “RISKS SPECIFIC TO SECONDARY INVESTMENTS,” “BUSINESS, STRUCTURE AND MANAGEMENT RELATED RISKS,” “GENERAL RISKS,” and “LIMITS OF RISKS DISCLOSURE.”

Management

The Fund’s Board of Trustees (the “Board”) has overall responsibility for the supervision of the management and business operations of the Fund. See “MANAGEMENT OF THE FUND — The Board of Trustees.” The Board is comprised of 5 trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser

Pursuant to an investment management agreement (the “Investment Management Agreement”), Hamilton Lane Advisors, L.L.C., an investment adviser that is registered as an investment adviser under the Advisers Act, serves as the Fund’s investment adviser. The Adviser was organized as a limited liability company under the Laws of the Commonwealth of Pennsylvania on May 12, 1998.

Fund Administration

The Fund has retained UMB Fund Services, Inc. (the “Administrator” or “UMBFS”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below. The Fund has also retained the Adviser to provide administrative services necessary for the operation of the Fund (in such capacity, the “Co-Administrator”).

The Fund reimburses the Co-Administrator, as applicable, for its actual costs incurred in providing such administrative services to the Fund, subject to the limitations set forth in the affiliate administration agreement between the Fund and the Adviser (the “Affiliate Administration Agreement”). See “Fees and Expenses” below.

Fees and Expenses

The Fund bears directly certain ongoing offering costs associated with the offering of Shares, which will be amortized over a 12-month period on a straight-line basis. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee.    The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Investment Management Fee is paid quarterly at a rate equal to 1.40% on an annualized basis of the Fund’s Managed Assets, calculated monthly based on Managed Assets at the end of the month, provided that the Fund’s Shares are generally only offered on the first business day of each month. Furthermore, to the extent the Fund’s Shares are offered more frequently, the investment management fee will be calculated as of the average daily Managed Assets for each day the Fund offers Shares. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee. See “INVESTMENT MANAGEMENT FEE.”

Under the Investment Management Agreement, the Adviser can elect to receive all or a portion of the Investment Management Fee and/or Incentive Fee in Shares of the Fund in lieu of cash, subject to the requirements of the 1940 Act and the applicable exemptive relief from the SEC. The Fund has received an exemptive order from the SEC to allow the Fund to pay the Adviser all or part of the investment management fees earned by the Adviser in Shares in lieu of paying an equivalent amount in cash.

Incentive Fee.    At the end of each calendar quarter, the Adviser is also entitled to receive an incentive fee (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee and the Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund on the last day of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the dividend reinvestment plan (the “DRIP”) exceeds (ii) the sum of (X) the net asset value of the Fund as of the month end prior to the commencement of the relevant quarterly period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). The Incentive Fee calculation is effective as of the date of the first investment in the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”) on September 2, 2020. The Fund commenced operations on January 4, 2021, following the reorganization of the Predecessor Fund with and into the Fund, which was effective as of the close of business on December 31, 2020. The Adviser waived any differences of the Incentive Fee calculated under the prior Investment Management Agreement (the “Prior Investment Management Agreement”) between the Adviser and the Fund and under the Investment Management Agreement for the period from September 2, 2020 until the most recent quarter end prior to the Fund’s shareholders’ approval of the Investment Management Agreement on March 14, 2025.

The Fund maintains a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly.

Administration Fee.    The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency and custodian services.

In addition, pursuant to the Affiliate Administration Agreement, the Co-Administrator performs (or oversees, or arranges for, the performance of) certain administrative services necessary for the day-to-day operations of the Fund, including accounting, legal, clerical, portfolio, valuation, compliance, regulatory, tax investment monitoring and other monitoring services, information technology, operational or other administrative services, as requested by the Fund from time to time.

The Fund reimburses the Co-Administrator, as applicable, for its actual costs incurred in providing administrative services to the Fund, subject to the limitations set forth in the Affiliate Administration Agreement. Reimbursements of administrative expenses to the Co-Administrator are subject to the terms of the Affiliate Administration Agreement and the Expense Limitation Agreement (defined below). See “ADMINISTRATION.”

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class R Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.70% on an annualized basis of the aggregate net assets of the Fund attributable to Class R Shares and up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares (together, the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets is calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee. See “DISTRIBUTION AND SERVICE PLAN”.

Valuations

The Fund calculates the net asset value of each class of Shares as of the close of business on the last business day of each month, each date that a Share is repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5 under the 1940 Act. The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”), subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Designee applies generally accepted valuation approaches and methods for fair value measurement. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies, investment sponsors or other business counterparties. In addition, in determining security prices, the Valuation Designee, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows. The Valuation Designee may also utilize third-party valuations if such valuations and/or valuation services are deemed reliable.

Converting Shares

Investors eligible to purchase Class I Shares may convert Class R Shares and Class D Shares to Class I Shares. Class R Shares and Class D Shares will automatically convert into Class I Shares if the total sales charge would otherwise exceed the limits of Financial Industry Regulatory Authority (“FINRA”) Rule 2341. See “PURCHASING SHARES.”

Distributions

Because the Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify in each taxable year, as a RIC, the Fund intends to meet the RIC requirement that it distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each taxable year to Shareholders, as applicable. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, certain wholly-owned subsidiaries through which the Fund invests have elected to be treated as a corporation for U.S. federal income tax purposes. Such subsidiaries will be subject to a corporate-level U.S. federal income tax, which tax may reduce the amount of cash available for distribution to Shareholders. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

The Fund expects to distribute net investment income, if any, and net realized capital gain, if any, at least annually; however, the Fund may distribute net investment income more frequently. The Fund may also pay a special distribution to comply with federal tax requirements. The Fund’s distributions will vary based on the performance of its underlying holdings. The distributions may be modified by the Board from time to time and the Board may make distributions in its sole discretion. To the extent that distributions include a return of capital to Shareholders, these are not dividends and are simply a return of the amounts that Shareholders invested. Although such distributions are not currently taxable, such distributions will have the effect of lowering a Shareholder’s tax basis in the Shares, which will result in a higher tax liability when the Shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund currently targets making annual distributions.

Eligible Investors

Each prospective investor in the Fund is required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The criteria for qualifying as a “qualified client” is set forth in the subscription documents that must be completed by each prospective investor in this offering.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares are required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase. Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS — Taxation of Non-U.S. Shareholders.”

To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares

Investors may purchase Shares directly from the Fund or may purchase Shares through a financial intermediary. Financial intermediaries may establish different minimum investment requirements than the Fund. The minimum initial investment in the Fund for Class D Shares, Class R Shares and Class I Shares is $25,000, except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given financial intermediary may have Shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000. Shares purchased through a financial intermediary will normally be held in an investor’s account with that firm but may be held with a custodian designated by the investor and approved by the Fund and Transfer Agent. Not all financial intermediaries offer all classes of Shares. The Fund reserves the right to waive the investment minimums discussed above, including for investors introduced to the Fund by certain financial intermediaries and introducing brokers.

Shares are generally offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Investments in Class R Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account with UMBFS, the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

The purchase price of Shares offered as of the first business day of each month is based on the net asset value per Share as of the last business day of the immediately preceding month. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend Reinvestment Plan

The Fund has adopted an “opt-out” DRIP. Investors that wish to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription agreement or by notifying the Administrator in writing at Hamilton Lane Private Assets Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution, or the Shareholder will receive such distribution in shares through the DRIP.

Repurchases of Shares

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to Shareholders, less any applicable early repurchase fee, as set forth in the documentation for the applicable tender offer.

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser currently anticipates recommending to the Board that, under normal market circumstances, the Fund conducts tender offers of no more than 5% of the Fund’s net assets each quarter.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. Repurchases may be oversubscribed, and no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. There is a risk that investors will not be able to withdraw the full amount that they submit to the Fund for repurchase in connection with a given tender offer, particularly in periods where there is a high level of repurchase requests or where holders of a large number of shares submit repurchase requests. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding Shares representing up to 2.00% of the aggregate net asset value (“NAV”) of its outstanding Shares without amending or extending the tender offer. However, the decision whether to accept for purchase additional outstanding shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “REPURCHASES OF SHARES.”

A Shareholder who tenders some but not all of its Shares for repurchase is required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis for purposes of the early repurchase fee. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The early repurchase fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the early repurchase fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; (iv) pursuant to an automatic non-discretionary rebalancing program; and (v) with respect to employees of Hamilton Lane as a result of changes to Hamilton Lane’s employee investment plan. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all Shareholders regardless of Share class. See “REPURCHASES OF SHARES.”

In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act. Adopting such a policy would require that the Fund make quarterly repurchase offers of between 5% and 25% of shares and would subject the Fund to the conditions of Rule 23c-3 which requires, among other things, that the Fund strike a daily NAV. Should the Fund elect to rely on Rule 23c-3, it will maintain an investment objective, strategies and investment policies, guidelines and restrictions that are materially equivalent to those of the Fund. See “GENERAL RISKS.”

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee and may be required to include certain additional information and/or documentation, for example, a death certificate. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

Taxes

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify in each taxable year, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each taxable year to Shareholders, as applicable. The Fund currently expects that it will continue to meet these requirements. Nonetheless, there can be no assurance that the Fund will continue to so qualify and be eligible.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports

The Fund will provide to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV setting forth the amounts includible in such Shareholders’ taxable income for such year and the tax character of such amounts (e.g., as ordinary income, qualified dividend income or long-term capital gains). This information will be reported to Shareholders via their financial intermediaries. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

U.S. Employee Benefit Plans and Arrangements

Employee benefit plans and accounts, including those subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the “Benefit Plan Investors” (within the meaning of Section 3(42) of ERISA) investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of Title I of ERISA and Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any “Benefit Plan Investor” that is a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund. See “CERTAIN ERISA CONSIDERATIONS.”

Reports to Shareholders

Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO SHAREHOLDERS.”

Fiscal and Tax Year

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

Term

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear indirectly.

	Class R Shares	Class I Shares	Class D Shares
SHAREHOLDER FEES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)(1)	3.50%	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)(3)
Investment Management Fee(4)	1.40%	1.40%	1.40%
Incentive Fee(5)	1.00%	1.00%	1.00%
Distribution and Servicing Fees(6)	0.70%	None	0.25%
Interest Payments on Borrowed Funds(7)	0.06%	0.06%	0.06%
Other Expenses(8)	0.45%	0.49%	0.45%
Acquired Fund Fees and Expenses(9)	0.38%	0.38%	0.38%
Total Annual Expenses	3.99%	3.33%	3.54%
(Fee Waivers and/or Expense Reimbursements)/Recoupment(10)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After (Fee Waivers and/or Expense Reimbursements)/Recoupment(10)	3.99%	3.33%	3.54%

____________

(1)      Investors in Class R Shares may be charged a sales charge of up to 3.50% of the subscription amount. Class I Shares and Class D Shares are each not subject to a sales charge; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class I or Class D Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their financial intermediary about the sales charge and any additional fees or charges their financial intermediary might impose on each class of Shares.

(2)      A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Class R, Class I or Class D Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. The early repurchase fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the early repurchase fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; (iv) pursuant to an automatic non-discretionary rebalancing program; and (v) with respect to employees of Hamilton Lane as a result of changes to Hamilton Lane’s employee investment plan. See “REPURCHASES OF SHARES.”

(3)      Amount assumes estimated average net assets of approximately $6.9 billion during the following twelve months. That amount also assumes that the Fund maintains a credit line equal to approximately $77 million, and such line is not expected to carry a balance. The Fund may leverage its investments, including through borrowings by one or more special purpose vehicles that are direct or indirect wholly-owned subsidiaries of the Fund (each, an “SPV” and collectively, “SPVs”). The HL PAF DaVinci SPV LLC, a wholly-owned subsidiary of the Fund, closed in December 2024 and carries a fully drawn term loan at €33.45 million and a revolving credit line in the amount of €7.805 million which is not expected to carry a balance. Actual expenses will depend on the average net assets and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will reach estimated average net assets of approximately $6.9 billion during the following twelve months.

(4)      The Investment Management Fee is equal to 1.40% on an annualized basis of the Fund’s Managed Assets, calculated monthly based on Managed Assets at the end of the month, provided that the Fund’s Shares are generally only offered on the first business day of each month. Furthermore, to the extent the Fund’s Shares are offered more frequently, the investment management fee will be calculated as of the average daily Managed Assets for each day the Fund offers Shares. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Because the Investment Management Fee is based on the Fund’s Managed Assets, any leverage utilized by the Fund for investment purposes will result in an increase in such fee (as a percentage of net assets attributable to Shares). Borrowed funds that are held in cash, cash equivalents, other short-term securities or money market funds are not considered to be borrowed for investment purposes and are therefore not included in Managed Assets for purposes of calculating the Investment Management Fee. The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee. See “INVESTMENT MANAGEMENT FEE” for additional information.

(5)      At the end of each calendar quarter, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) is entitled to receive an Incentive Fee, that is equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined above). For the purposes of the Incentive Fee and the Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund on the last day of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the month end prior to the commencement of the relevant quarterly period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). The Fund maintains a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly. See “INCENTIVE FEE” for information regarding how the Incentive Fee is calculated. The Incentive Fee listed is based on an estimate that assumes the hypothetical annual return of 10% for the Fund. The actual amount of the Incentive Fee may be more or less than the amount in the table above, as the actual rate of return may be greater or less than the hypothetical 10% return assumed for purposes of the estimate.

(6)      The Fund has received exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class R and Class D Shares. The Fund may charge a distribution and/or shareholder servicing fee up to a maximum of 0.70% per year on Class R Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class. The Fund may use these fees, in respect of the relevant class, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class R and Class D Shares of the Fund. See “DISTRIBUTION AND SERVICE PLAN.”

(7)      Interest Payments on Borrowed Funds are estimated for the Fund’s current fiscal year. These expenses represent estimated interest payments the Fund expects to incur in connection with its credit facility during the fiscal year ending March 31, 2027.

(8)      Other Expenses are estimated for the Fund’s current fiscal year. The Other Expenses include, among other things, professional fees and other expenses that the Fund bears, including initial and ongoing offering costs, tax expenses and fees and expenses of the Administrator, transfer agent and custodian. The expense amounts assume the Fund has net assets of $2.6 billion in Class R Shares, $4.2 billion in Class I Shares and $118.6 million in Class D Shares. All other things being equal, if less than the assumed amounts of net assets are attributable to a particular class, expense ratios would increase for that share class.

(9)     Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 10% to 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance or incentive fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. “Acquired Fund Fees and Expenses” are estimated for the Fund’s current fiscal year. The Total Annual Expenses in this fee table are different from the ratio of expenses to average net assets given in the Financial Highlights, because the Financial Highlights do not include Acquired Fund Fees and Expenses.

(10)    Pursuant to an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, through July 31, 2027, the Adviser has agreed to waive the Investment Management Fee and other fees payable to it by the Fund, and to pay or absorb expenses of the Fund (a “Waiver”) to ensure that the Total Annual Expenses of the Fund (excluding taxes, interest, brokerage commissions, other transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) will not exceed 1.45% of the average daily net assets of Class R Shares, 0.75% of the average daily net assets of Class I Shares and 1.00% of the average daily net assets of Class D Shares. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will automatically renew for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “INCENTIVE FEE,” “ADMINISTRATION,” “CUSTODIAN,” “FUND EXPENSES,” “REPURCHASES OF SHARES” and “PURCHASING SHARES.”

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same (except that the examples incorporate the expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE 1
You would pay the following expenses on a $1,000 Class R Shares investment, assuming a 5% annual return:	1 Year	3 Years	5 Years	10 Years
	$74	$152	$232	$440
You would pay the following expenses based on a $1,000 Class I Shares investment, assuming a 5% annual return:	1 Year	3 Years	5 Years	10 Years
	$34	$102	$173	$360
You would pay the following expenses based on a $1,000 Class D Shares investment, assuming a 5% annual return:	1 Year	3 Years	5 Years	10 Years
	$36	$109	$184	$381

EXAMPLE 2
You would pay the following expenses on a $25,000 Class R Shares investment, assuming a 5% annual return:	1 Year	3 Years	5 Years	10 Years
	$1,842	$3,807	$5,811	$11,001
You would pay the following expenses based on a $25,000 Class I Shares investment, assuming a 5% annual return:	1 Year	3 Years	5 Years	10 Years
	$839	$2,552	$4,320	$9,004
You would pay the following expenses based on a $25,000 Class D Shares investment, assuming a 5% annual return:	1 Year	3 Years	5 Years	10 Years
	$891	$2,714	$4,589	$9,524

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights in the table below are intended to help investors understand the Fund’s historical financial performance. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains distributions.

The Fund’s annual financial statements as of and for the fiscal year ended March 31, 2026. (“Annual Report”) have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. The audited financial statements for the fiscal year ended March 31, 2026, including Cohen & Company, Ltd.’s report, are incorporated by reference into this Prospectus. The information in the table below is for the fiscal years ended March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, audited by Cohen & Company, Ltd., whose report on such financial statements is contained in the Annual Report. The Fund’s Annual Report has been filed with the SEC and is available on the SEC’s website at sec.gov. The Annual Report is also available from the Fund upon request. The information included below should be read in conjunction with those financial statements and the notes thereto.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights

Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$17.55	$15.81	$14.14		$12.35	$10.38
Activity from investment operations:
Net investment loss(1)	(0.39)	(0.26)	(0.25)		(0.44)	(0.50)
Net realized and unrealized gain/(loss) on investments	2.94	2.24	2.04		2.42	2.65
Net increase in reimbursement by affiliate	—	—	—	(2),(3)	—	—	(2),(4)
Total from investment operations	2.55	1.98	1.79		1.98	2.15

Distributions to investors
From net realized gains	(0.33)	(0.24)	(0.12)		(0.19)	(0.18)
Total distributions to investors	(0.33)	(0.24)	(0.12)		(0.19)	(0.18)

Net Asset Value per share, end of period	$19.77	$17.55	$15.81		$14.14	$12.35

Net Assets, end of year (in thousands)	$3,493,641	$2,168,884	$1,149,828		$534,134	$329,989

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2022
Ratios to average net assets:
Net investment income (loss)(5)	(0.63)%		(0.73)%		0.31%		(0.76)%		(1.21)%

Gross expenses(6)	3.40%		2.93%		4.26%		4.62%		5.44%
Expense Recoupment/ (Reimbursement)	0.00%		0.00%		0.00%		0.02%		0.15%
Net expenses(6)	3.40%		2.93%		4.26%		4.64%		5.59%

Total Return(7)	14.60	%(8)	12.59	%(8)	12.68	%(8)	16.10	%(8)	20.77	%(8)

Portfolio turnover rate	0.22%		0.02%		0.00%		0.00%		0.00%

Senior Securities
Total borrowings (000s)	$76,482		$36,192		$55,000		$—		$—
Asset coverage per $1,000 unit of senior indebtedness(9)	$76,648		$101,063		$33,286		$—		$—

____________

(1)      Per share data is computed using the average shares method.

(2)      Amount represents less than $0.01 per share.

(3)      During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.

(4)      During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.

(5)      Net investment income (loss) ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 1.45% for the year ended March 31, 2026, 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 3.11% for the year ended March 31, 2022, resulting in a net investment loss ratio of (2.08)% for the year ended March 31, 2026, (1.57)% for the year ended March 31, 2025, (1.64)% for the year ended March 31, 2024, (3.28)% for the year ended March 31, 2023, and (4.32)% for the year ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(6)      If Incentive Fees had been excluded, the expense ratios would have decreased by 1.45% for the year ended March 31, 2026, 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023 and 3.11% for the year ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund invests.

(7)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

(8)      Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

(9)      Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights

Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$17.00	$15.43		$13.90		$12.23		$10.38
Activity from investment operations:
Net investment loss(1)	(0.51)	(0.37)		(0.35)		(0.53)		(0.58)
Net realized and unrealized gain/(loss) on investments	2.75	2.18		2.00		2.39		2.61
Net increase in reimbursement by affiliate	—	—		—	(2),(3)	—		—	(2),(4)
Total from investment operations	2.24	1.81		1.65		1.86		2.03

Distributions to investors
From net realized gains	(0.33)	(0.24)		(0.12)		(0.19)		(0.18)
Total distributions to investors	(0.33)	(0.24)		(0.12)		(0.19)		(0.18)

Net Asset Value per share, end of period	$18.91	$17.00		$15.43		$13.90		$12.23

Net Assets, end of year (in thousands)	$2,192,694	$1,372,580		$567,072		$4,665		$929

Ratios to average net assets:
Net investment loss(5)	(1.40)%	(1.43)%		(0.39)%		(1.47)%		(1.91)%

Gross expenses(6)	4.03%	3.63%		4.96%		5.33%		6.14%
Expense Recoupment/ (Reimbursement)	0.00%	0.00%		0.00%		0.02%		0.15%
Net expenses(6)	4.03%	3.63%		4.96%		5.35%		6.29%

Total Return(7)	13.23%	11.79	%(8)	11.89	%(8)	15.28	%(8)	19.61	%(8)

Portfolio turnover rate	0.22%	0.02%		0.00%		0.00%		0.00%

Senior Securities
Total borrowings (000s)	$76,482	$36,192		$55,000		$—		$—
Asset coverage per $1,000 unit of senior indebtedness(9)	$76,648	$101,063		$33,286		$—		$—

____________

(1)      Per share data is computed using the average shares method.

(2)      Amount represents less than $0.01 per share.

(3)      During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.

(4)      During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.

(5)      Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 1.38% for the year ended March 31 2026, 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 3.11% for the year ended March 31, 2022, resulting in a net investment loss ratio of (2.78)% for the year ended March 31, 2026, (2.36)% for the year ended March 31, 2025, (2.34)% for the year ended March 31, 2024, (3.28)% for the year ended March 31, 2023, and (4.32)% for the year ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(6)      If Incentive Fees had been excluded, the expense ratios would have decreased by 1.38% for the year ended March 31, 2026, 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 3.11% for the year ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund invests.

(7)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

(8)      Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

(9)      Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights

Class D Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Period August 1, 2021* through March 31, 2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$17.36	$15.68		$14.07		$12.32		$11.10
Activity from investment operations:
Net investment loss(1)	(0.43)	(0.30)		(0.28)		(0.47)		(0.35)
Net realized and unrealized gain/(loss) on investments	2.93	2.22		2.01		2.41		1.75
Net increase in reimbursement by affiliate	—	—		—	(2),(3)	—		—
Total from investment operations	2.50	1.92		1.73		1.94		1.40

Distributions to investors
From net realized gains	(0.33)	(0.24)		(0.12)		(0.19)		(0.18)
Total distributions to investors	(0.33)	(0.24)		(0.12)		(0.19)		(0.18)

Net Asset Value per share, end of period	$19.53	$17.36		$15.68		$14.07		$12.32

Net Assets, end of year (in thousands)	$99,416	$79,916		$58,829		$29,734		$12,812

Ratios to average net assets:
Net investment income (loss)(4),(5)	(0.87)%	(0.98)%		0.06%		(1.01)%		(1.44)%

Gross expenses(6)	3.64%	3.18%		4.51%		4.87%		4.43%
Expense Recoupment/ (Reimbursement)	0.00%	0.00%		0.00%		0.02%		0.26%
Net expenses(6)	3.64%	3.18%		4.51%		4.89%		4.69%

Total Return(7)	14.47%	12.31	%(8)	12.32	%(8)	15.82	%(8)	12.66	%(8),(9)

Portfolio turnover rate	0.22%	0.02%		0.00%		0.00%		0.00	%(9)

Senior Securities
Total borrowings (000s)	$76,482	$36,192		$55,000		$—		$—
Asset coverage per $1,000 unit of senior indebtedness(10)	$76,648	$101,063		$33,286		$—		$—

____________

(1)      Per share data is computed using the average shares method.

(2)      Amount represents less than $0.01 per share.

(3)      During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.

(4)      Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.

(5)      Net investment income (loss) ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 1.44% for the year ended March 31, 2026, 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022, resulting in a net investment loss ratio of (2.33)% for the year ended March 31, 2026, (1.91)% for the year ended March 31, 2025, (1.89)% for the year ended March 31, 2024, (3.53)% for the year ended March 31, 2023, and (3.40)% for the period August 1, 2021 through March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(6)      Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.44% for the year ended March 31, 2026, 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund invests.

(7)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

(8)      Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

(9)      Not annualized.

(10)    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*        The Class commenced operations on August 1, 2021.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charge or other additional fees charged by a financial intermediary and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. Such proceeds from the sale of Shares will be invested, as appropriate, in investment opportunities in accordance with the Fund’s investment objective and strategies within one to three months, or potentially longer, after receipt of such proceeds, which may be delayed up to an additional three months depending on market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private markets transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for the Portfolio Fund Managers to invest the amounts committed by the Fund.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities, money market funds, cash or cash equivalents, pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of the proceeds of the continuous offering in cash or cash equivalents or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund seeks to generate capital appreciation over the medium- and long-term through investments in private assets globally by investing in a broad portfolio of private markets investments.

The Fund intends to provide Shareholders with access to high-quality private markets asset classes that are typically only available to larger institutional investors.

The Fund may borrow as market conditions permit and at the discretion of the Adviser in order to seek enhancement of the Fund’s returns. See “INVESTMENT RELATED RISKS — Borrowing by the Fund” for a discussion of the risks inherent in borrowing.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

Investment Strategies

Private assets refer to investments that are privately negotiated by professional asset managers into the equity or debt of a company. These investments can follow a variety of strategies including, without limitation, equity investments in which a mature company is acquired from current shareholders (“Buyouts”), equity investments in early stage or other high growth potential companies (“Venture/Growth Equity”), and investments in the debt of performing companies or companies in need of restructuring.

The Fund may gain access to private assets through a number of different approaches. The Fund’s investments (the “Fund Investments”) include direct investments in the equity or debt of a company (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”). Fund Investments also include primary subscriptions to closed-end private funds, including, without limitation, funds-of-funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”). More traditional private markets funds are typically structured as closed-end private funds. These funds generally raise a set amount of capital and then terminate at a set future date. The life of a closed-end fund is generally 10-12 years, with the possibility of extensions. Open-end private funds do not have a specific term and allow periodic purchases and repurchases. In addition, Fund Investments include secondary purchases of Portfolio Funds managed by Portfolio Fund Managers and other private assets (together, “Secondary Investments”) and investments in listed private equity companies, funds or other vehicles (“Listed PE Investments”). Fund Investments also include programmatic investment relationships with asset managers outside of their commingled private funds (“Opportunistic Investments”). As opposed to multiple individual investments, programmatic investment relationships create an infrastructure for the Fund to build a portfolio of investments through underlying funds organized and managed by third-party asset managers that are managed similarly to the third party asset managers’ main investment funds, but may provide the Fund with rights, including but not limited to the right to opt-out of investments that could be problematic from a timing or diversification perspective. The Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly special purpose vehicles managed by the Adviser, any of its affiliates or third parties. The Fund may make investments through wholly-owned subsidiaries. Such subsidiaries will not be registered under the 1940 Act.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets”. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds that the Fund reasonably expects to be called in the future, as qualifying private assets for purposes of its 80% policy. For purposes of this policy, private assets include Direct Investments (except for publicly listed private equity investments), Portfolio Funds, Secondary Investments and Opportunistic Investments. This policy is not fundamental and may be changed by the Board upon 60 days’ prior written notice to Shareholders, provided that the Fund provides such notice in advance of a tender offer and such tender offer is not oversubscribed. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements of its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy as soon as reasonably practicable.

To manage portfolio liquidity, the Fund intends to invest a portion of its assets in liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives, listed investments and other investment companies, including money market funds and ETFs (“Liquid Assets”). During normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of Liquid Assets and other liquid investments.

In a Direct Equity Investment, the Fund invests in a privately negotiated stake in the equity of an operating company. Depending upon the stage of the operating company, these could follow the Buyout or Venture/Growth Equity strategy. Direct Equity Investments may also encompass, without limitation, real estate or other real assets, privately negotiated transactions with a listed operating company or acquisition company, or investments structured as debt but with significant equity-like characteristics.

In a Direct Credit Investment, the Fund invests in debt (including, without limitation, senior, subordinated, second lien, mezzanine or other forms of credit-oriented capital. This could include, without limitation, investments in both secured, unsecured debt, loans, bonds, or other current yielding forms of securities of an operating company or asset pool.

Private asset funds are commingled, professionally managed investment vehicles that generally acquire diversified portfolios of private assets within a defined strategy. Investors have traditionally gained access to private investments through commitments to closed-ended, blind pool funds with a typical defined life of ten to twelve years. Investors in a private asset fund must maintain reserves of cash to finance such private asset fund’s capital calls for acquisitions, expenses and other obligations during the first three to five years of the private asset fund’s life; cash is returned by a private asset fund to its investors over the life of such private asset fund as investments are liquidated.

While the Fund may make primary fund investments in new private asset funds during their fundraising phase, the presence of uncalled commitments may require significant cash holdings or lines of credit that may impact the return or risk of the Fund. As a way of gaining similar exposure to the kinds of assets underlying primary fund investments, the Fund may engage in arrangements with managers to make Opportunistic Investments alongside such managers’ respective commingled funds without the obligation to fund capital calls for new investments if the Fund lacks sufficient liquidity. The Adviser expects to purchase assets that are substantially invested at the time of closing and expects to limit uncalled commitments to less than 15% of the Fund’s net asset value. The Fund expects to make limited use of primary or “blind pool” capital in its portfolio construction.

In Secondary Investments, the Fund purchases stakes in seasoned private asset funds or other private assets. Such mature investments may return cash more quickly than primary fund investments and also avoid substantial uncalled commitments. Both characteristics can be attractive given the structure of the Fund.

Listed PE Investments gain access to underlying private assets through investments in listed entities that invest in private transactions or private funds or that earn fees and/or carried interest from such assets. Historically, the prices of Listed PE Investments have been sensitive to economic conditions and, at certain times, could be purchased at discounts relative to similar assets in private transactions.

The Adviser aims to use its perspective on the future prospects of various private markets strategies, geographies and transaction types and to match them with attractive investment opportunities in order to achieve the investment objectives of the Fund.

The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Fund’s investment is in accordance with the Fund’s order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

The Fund may, directly or indirectly, make investments outside of the United States, including in emerging markets. The Fund’s non-U.S. investments are expected to reside primarily in other member countries of the Organisation for Economic Co-operation and Development and, to a lesser extent those in emerging markets. There are currently thirty-eight member countries of the Organisation for Economic Co-operation and Development from all around the world, mostly developed market countries with a commitment to a market economy and personal democracy. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics. It is expected that no more than 50% of the Fund’s portfolio will be comprised of non-U.S. investments.

The Fund’s investment and strategies involve exposure to foreign currencies. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures. See “INVESTMENT RELATED RISKS.”

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. See “INVESTMENT POLICIES.”

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Portfolio Funds, Direct Investments, Secondary Investments, Listed PE Investments or Opportunistic Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

PRIVATE MARKETS OVERVIEW

Private Markets Asset Class

Private markets is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private markets investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, senior debt, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company.

Private markets funds, often organized as limited partnerships, are the most common vehicles for making private markets investments. In such funds, investors usually commit to contribute up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private markets investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The fund’s investments are usually realized, or “exited” after a two- to six-year holding period through a private sale, an initial public offering (“IPO”) or a recapitalization, and the proceeds are distributed to the fund’s investors. The funds themselves typically have a duration of ten to twelve years.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private markets have increased significantly over the last 35 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to dedicate several percentage points of their overall portfolios to private markets.

Private Markets Investment Types

•        Secondary Investments.    Secondary Investments are interests in existing private markets funds that are acquired in privately negotiated transactions, typically after the end of the private markets fund’s fundraising period. Secondary Investments play an important role in a diversified private markets portfolio. Because Secondary Investments allow investors to avoid some of the fees charged by private markets fund managers and are often (but not always) purchased at a discount from a private markets fund’s net asset value, Secondary Investments may exhibit little or none of the “J-curve” characteristics associated with primary investments. In addition, Secondary Investments typically provide earlier distributions than Primary Investments, and may also provide valuable arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary investing, and the nature of the process typically requires significant resources and expertise. As a result, generally only very large and experienced investors are active secondary market participants. In addition, the general partners of private markets funds acquired in secondary transactions may seek to limit the number of counterparties that may acquire interests in their funds. The manager’s position in the private markets makes it a sought after limited partner, which in turn helps to reduce, or eliminate, the issues general partners may have around secondary fund transfers.

•        Primary Investments.    Primary investments (primaries) are interests or investments in newly established private markets funds. Most private markets groups raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading firms are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in several individual operating companies (typically ten to thirty) during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential for investment success. The Fund expects to make limited use of primary or “blind pool” capital in its portfolio construction. Primary investments typically exhibit a value development pattern, commonly known as the “J-curve”, in which unrealized net return typically declines moderately during the early years of the fund’s life as investment related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions coming from the seasoned investment portfolio.

•        Direct Equity Investments.    Direct investments generally involve taking an interest in securities issued by an operating company, whether equity or debt. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct debt investments typically represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests. Direct investments may vary in duration, but usually are exited within two to six years.

In contrast to private markets fund investments (which require a commitment to a largely unknown portfolio), direct investments involve specific situations and particular companies. Accordingly, this style of investing offers the greatest degree of transparency and control in portfolio construction and most directly reflects the investor’s sourcing, underwriting, negotiation and structuring skills. In addition, investing directly is generally the most cost-effective way to make private markets investments, by avoiding the fees and expenses generally associated with investing indirectly through underlying private markets funds.

Credit.    Investments into credit and credit-oriented securities, including loans, bonds and other forms of debt. These investment activities typically focus on lending to established corporate borrowers, which may be utilizing leverage as part of a buyout financing. Generally, the Fund’s credit investment activities involve the issuance of new debt to an established, cash-flow positive company (borrower). Credit investments may also include asset-based-lending transactions or structured debt opportunities. The fund will typically invest in, but is not limited to, senior and junior debt securities including first lien, unitranche, second lien, mezzanine and other forms of debt. These debt positions may be secured or unsecured and typically have a contractual current yield and maturity date.

Private Markets Financing Stages

In the private markets asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages have distinct risk, return and correlation characteristics, and play different roles within a diversified private markets portfolio. Broadly speaking, private markets investments can be broken down into three financing stages: buyout, venture capital and special situations. These categories may be further subdivided based on the investment strategies that are employed.

•        Buyouts.    Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent the largest portion of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50 – 70% of the price paid for a company.

•        Venture capital.    Investments in new and emerging companies are usually classified as venture capital. Such investments are often in healthcare, internet-enabled or other technology-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

•        Special situations.    A broad range of investments including private debt instruments, infrastructure investments and distressed debt/turnarounds may be classified as special situations. Many of the Fund’s special situations investments will be in senior and subordinated direct debt investments, such as mezzanine direct investments, which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants on the company’s common stock. The value drivers and cash flow characteristics of special situations investments are frequently distinct from those of other private markets investments, complementing a buyout and venture capital portfolio.

DUE DILIGENCE AND SELECTION OF INVESTMENTS

The Adviser follows a structured process to source, evaluate, select and monitor investments for the Fund. The Adviser’s due diligence process is multi-tiered and places significant emphasis on those elements of risk and financial analysis that distinguish private markets from the more conventional asset classes. The same thorough and time-tested process is applied to each opportunity regardless of prior investments with the manager. The due diligence approach is designed to ensure that every important area of analysis is reviewed and also provides the flexibility to discover new and/or unique areas of potential concern and opportunity.

In addition to quantitative data, the Adviser also focuses on qualitative factors. Assessing a fund sponsor’s investment team, due diligence skills, access to deal flow and ability to implement its investment strategy is as important to reaching an investment decision as the sponsor’s past performance.

The Adviser’s due diligence process has six phases, each of which has unique characteristics applicable to the specific type of investment. An investment opportunity may be declined at any point during the process. See “MANAGEMENT OF THE FUND.”

The five basic steps are as follows:

1. Generate Deal Flow and Investment Opportunities

The Adviser sources deals by proactively (i) engaging a sizeable group of global private markets-focused asset managers; (ii) interacting with placement agents, industry brokers and clients; (iii) coordinating and collaborating on insights and other findings coming from across the entire Hamilton Lane platform; and (iv) participating in industry events and conferences.

2. Screening

An initial screening of the private placement memorandum (“PPM”) for a primary fund investment opportunity is performed and a memo identifying potential merits and issues of the fund is created and presented at a meeting of the Investment Committee of the Adviser.

Similarly, every new investment opportunity received by the direct investment teams and secondary team is logged into a proprietary tracking system, analyzed for deal attributes, competitive landscape and potential portfolio fit. A memo is written and presented to the respective Investment Committee for review.

3. Preliminary Diligence

Upon the recommendation of the investment team and relevant Investment Committee’s approval, preliminary diligence is conducted to better understand and assess the opportunity. There are several components to the diligence, typically including:

•        Initial Meetings:    In the case of primary fund diligence, a meeting is held with the fund manager to allow members of the investment team to ask questions regarding the group’s investment philosophy, process and view of the market opportunity. For direct investment opportunities, initial meetings are held with the general partner sponsor and company management. The secondary team also holds a meeting with the general partner of a fund under review for purchase.

•        Transaction Analysis:    Review of transaction materials for direct investment opportunities includes general partner presentations, data room materials, related industry materials and financial models. Similarly for secondaries, the team conducts extensive industry research, competitive positioning analyses, historical operating trend reviews and detailed valuation analyses.

•        Collaboration:    In all cases, the investment teams collaborate with each other to leverage internal knowledge and resources to further evaluate the transaction and the general partner.

•        Investment Committee Review:    At the conclusion of preliminary diligence, the investment team presents its findings to the respective Investment Committee with a written recommendation that incorporates the analysis and information gained to date to decide whether to continue on to the next step in the process.

4. Full Diligence

Upon approval by the relevant Investment Committee, full diligence is conducted in order to fully analyze and vet the opportunity. The components to the full diligence are outlined below by each investment type.

Primary Fund Diligence

Once a primary investment has been approved for diligence by the Fund Investment Committee, a detailed questionnaire is issued to the manager for completion. The response to the questionnaire will form the basis of the full due diligence report. Questionnaires are customized for the type of fund.

The Adviser will then typically conduct a day-long site visit at the manager’s office to go through, in detail, their track record, portfolio companies and investment strategy/philosophy. Further, this allows us to meet and evaluate the entire team. Additionally, extensive reference calls are made as part of the diligence process, including calls to senior executives from current and former portfolio companies and sources not listed by the managers. Reference calls allow us to develop an understanding of the character of the individuals that comprise the manager. The Adviser maintains a large number of industry contacts that help to further obtain insight into a manager; these contacts include previous investors and other fund managers.

Direct Investment Diligence

Once an opportunity has been determined to be a good fit for the portfolio and approved for full diligence, the Co-Investment Team conducts a rigorous financial and valuation review through a variety of steps, typically including: (i) follow-up meetings with the general partner; (ii) further utilization of the Adviser’s general partner network; (iii) extensive financial modeling and sensitivity analysis; (iv) meetings with management team; (v) review of additional transaction materials, including third party or consultant reports; and (vi) portfolio-level analytics, including risk assessment and sensitivity analyses.

During full diligence, the Direct Equity and Direct Credit Teams performs an in-depth evaluation of the value drivers for the investment opportunity, a thorough assessment of the capital structure and risk profile of the investment, and targeted analyses of specific issues previously raised by the Direct Equity and Direct Credit Committees and Direct Equity and Direct Credit Teams. The Direct Equity and Direct Credit Teams will also perform independent research and analyses, outside of the materials provided by the general partner, and evaluate portfolio construction considerations associated with the investment opportunity. Full diligence activities culminate with the presentation of a final investment report and recommendation to the Direct Equity and Direct Credit Committees for discussion and approval. The Direct Equity and Direct Credit Teams will follow a similar process for other direct investments.

Secondaries Diligence

The Secondary Investment Team generally derives financial projections for the investment opportunity from a variety of diligence steps, including: (i) conducting in-depth discussions with senior members of the manager/general partner; (ii) conducting extensive industry research, competitive positioning analyses, historical operating trend reviews and detailed valuation analysis on the key asset drivers in a given transaction; (iii) examining the capital structures and risk profiles of portfolio companies; (iv) holding reference calls with other sponsors; (v) detailed discussions with portfolio company management where applicable; and (vi) leveraging the proprietary information maintained within the Adviser’s database.

In addition to quantitative analyses, investment opportunities are evaluated qualitatively. This assessment includes evaluating the manager’s track record, team cohesion, value creation strategies, deal sourcing success and competitive positioning in the marketplace.

The culmination of the diligence results in deriving base case financial projections and potential exit dates for each portfolio company and arriving at assumptions for uncalled capital. The Adviser’s base case analysis is then sensitized rigorously from both a portfolio company projection and macro perspective to determine the range of likely future outcomes and to identify the main drivers of returns. Finally, a quantitative risk assessment is conducted on each transaction in order to determine the ultimate return levels to target for the Fund from the transaction. Furthermore, a key factor in performance for secondary investments is proper pricing. Prior to determining the bid price, the Secondary Investment Team presents a report to the Secondary Investment Committee that provides an overview of the opportunity, its key merits and considerations, and any pricing or return sensitivities. The resulting Secondary Investment Committee vote is based on key factors as presented by the Secondary Investment Team. The factors include: detailed valuation analysis, end-market research, a refined view of seller expectations, company financial projections, and risk/return scenarios. As part of its approval process, the Secondary Investment Committee approves a price range, which allows the Secondary Investment Team to negotiate with the seller.

5. Final Investment Recommendation and Report

The final investment report, the culmination of all due diligence efforts, provides details on the merits and issues relating to the investment, in addition to extensive portfolio analytics. This report is presented, with a recommendation, to the relevant Investment Committee for the final approval or rejection of the investment opportunity.

The Fund, the Adviser and certain funds advised by the Adviser have received an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms), subject to certain terms and conditions (the “Section 17(d) Order”). See “BUSINESS, STRUCTURE AND MANAGEMENT RELATED RISKS — Transactions with Affiliates” for additional information.

INVESTMENT POLICIES

Portfolio and Liquidity Management

The Adviser uses a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

•        Investments across a varied number of portfolio funds, investment managers, investment types and strategies, geographies, sectors, capital structures, vintage years and maturity dates; and

•        Actively managing cash and committed borrowing facilities.

The Adviser manages the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments based, in part, on anticipated future distributions from portfolio investments. The Adviser also takes other anticipated cash flows into account, such as those relating to the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including quarterly financial statements, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

The Fund holds Liquid Assets to the extent required for purposes of liquidity management and compliance with the 1940 Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents that are not committed to future investments for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “GENERAL RISKS,” “INVESTMENT RELATED RISKS,” and “LIMITS OF RISKS DISCLOSURE.”

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities, to fund repurchase of Shares or for other portfolio management purposes. Borrowed funds that are held in cash, cash equivalents, other short-term securities or money market funds are not considered to be borrowed for investment purposes and are therefore not included in Managed Assets for purposes of calculating the Investment Management Fee. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions or purchase its Shares (including through tender offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the 1940 Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Effective June 30, 2023 the Fund secured a committed, secured line of credit (the “JPMorgan Facility”) with JPMorgan Chase Bank, N.A. All assets are pledged as collateral for the JPMorgan Facility and the JPMorgan Facility has the following terms: (a) upfront fees of $600,000 in effect on the closing date, (b) a commitment fee in an amount equal to one hundred twenty-five (125) basis points (1.25%) of the aggregate undrawn commitment then in effect, (c) a commitment amount of $75,000,000, (d) interest rate of applicable adjusted term SOFR rate plus 4.21% per annum, and (e) termination date of June 30, 2027. The JPMorgan Facility was amended on September 3, 2024 with the following revised terms: a) upfront fees of $2,087,500 in effect on the effective date, (b) a commitment fee in an amount equal to one hundred twenty-five (125) basis points (1.25%) of the aggregate undrawn commitment then in effect, (c) a commitment amount of $250,000,000, (d) interest rate of applicable adjusted term SOFR rate plus 4.21% per annum, and (e) termination date of June 30, 2027.

In addition, in the future, the JPMorgan Facility may be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of debt securities or by the use of other forms of leverage. See “INVESTMENT RELATED RISKS — Leverage” for additional information on the Fund’s credit facility and its effect on the Fund’s leverage.

The Fund may also leverage its investments, including through borrowings by one or more SPVs. Certain Fund investments may be held by these SPVs. The Fund may borrow cash for a number of reasons, including without limitation, in connection with its investment activities, to make distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity. Borrowing, including any borrowing through SPVs, will be limited to 33.33% of the Fund’s assets (50% of its net assets). The HL PAF DaVinci SPV LLC, a wholly-owned subsidiary of the Fund, closed in December 2024 and carries a fully drawn term loan at €33.45 million and a revolving credit line in the amount of €7.805 million, which is not expected to carry a balance. See “INVESTMENT RELATED RISKS — Use of Leverage.”

Hedging Techniques

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

There are certain risks associated with the use of such hedging techniques. See “INVESTMENT RELATED RISKS — Derivative Instruments” and “INVESTMENT RELATED RISKS — Currency Risk.”

Co-Investments

Co-Investments include both (i) direct co-investments made alongside sponsors in the asset on the same terms and conditions with a passive role in managing the underlying asset(s) and (ii) minority direct equity co-investments made alongside sponsors through a minority ownership position where the Fund may take a more active role in the initial transaction, such as in structuring, and may obtain certain minority governance rights such as board observation privileges.

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See “USE OF PROCEEDS.”

BUSINESS, STRUCTURE AND MANAGEMENT RELATED RISKS

Reliance on the Adviser and Key Personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service portfolio investments. The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate portfolio investments and, in doing so, has no responsibility to consult with any Shareholder. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser and its investment management team. The departure of certain key personnel of the Adviser or its affiliates could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s ability to achieve its investment objectives depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor investments that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Adviser depends on the relationships of it and of its affiliates with private equity sponsors, investment banks and commercial banks, and the Fund relies to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser or its affiliates fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and its affiliates have relationships are not obligated to provide the Fund, the Adviser or any of their affiliates with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Competition for Investment Opportunities

The activity of identifying, sourcing, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing with other private equity investors, direct investment pools, direct investment firms, individual and institutional investors, family offices and merchant banks, which could make it more difficult for the Fund to successfully identify, source, structure and execute investments at attractive valuations or otherwise achieve its investment objectives. Furthermore, these competitive dynamics may lead sponsors of private equity investments to charge fees, carried interest or other economics on such investments that they generally have not historically charged. The market for access to private equity investments is extremely competitive, and there can be no assurance that the Adviser will be able to secure the opportunity to invest on behalf of the Fund in all of the investments it selects, or that the size of the investments available to the Fund will be as large as would be desired.

Risks of Investing with Other Parties; Non-Controlling Investments

Third-party managers or sponsors of the Fund’s investments may have interests (including financial interests) which are inconsistent with those of the Fund and may be in a position to take or block actions in a manner adverse to the Fund’s interests. The Fund generally will have limited ability to negotiate the terms of an investment or direct the affairs of its investments, and the Fund generally will not have the right to determine the timing or terms of the disposition of investments, but rather will be required to rely on the third-party sponsor or lead investor, as the case may be, to make such determinations, which may or may not be in the best interest of the Fund. The Fund will typically not have an active role in the management of its investments and will likely be relying on third-parties to make significant management decisions. There can be no assurance that such management teams will produce the expected results or that such management teams will remain with the sponsors. Furthermore, a portion of the Fund’s investments may consist of debt securities that do not have the control rights generally associated with equity securities. The Fund’s ability to withdraw from or transfer its investment in any Portfolio Fund or other investment or Direct Investment will typically be limited. As a result, the performance of the Fund will depend significantly on the investment and other decisions made by third-parties, which could have a material adverse effect on the returns achieved by investors in the Fund.

Furthermore, by virtue of its relationship with other investors in a particular investment, the Fund may be deemed to be part of a control group and may be exposed to potential liabilities of a controlling person with respect to such investment, including liabilities for environmental damages, product defects, unfunded pension liabilities, failures to supervise management and violations of governmental regulations.

Limited Information Concerning Potential Investments

Both prior to making an investment and subsequent to the Fund making such investment, the Fund may not receive access to all available information relating to such investment. Investment analyses and decisions by the Adviser on behalf of the Fund will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. Although the Adviser conducts due diligence with respect to each investment, there can be no assurance that such due diligence processes will uncover all relevant facts. In addition, Hamilton Lane’s due diligence process and investment analyses may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Fund at the time of making an investment decision may be limited, and it may not have access to detailed information regarding the investment. Therefore, no assurance can be given that the Fund will have knowledge of all circumstances that may adversely affect an investment.

Due to confidentiality concerns, certain investment sponsors, including Portfolio Fund Managers, may not permit the Fund to fully disclose information regarding the sponsor’s investment strategies, investments, risks and/or prior performance. In addition, certain Portfolio Fund Managers may provide limited or no information regarding their investment strategies or investments. Similar restrictions may apply in the case of other investments. Accordingly, in certain circumstances, the Adviser may not have sufficient information to evaluate the Fund’s investments. In addition, such limitations or restrictions may impede the Adviser’s ability to monitor or provide reporting with respect to the Fund’s investments.

Fair Valuation for Portfolio Investments

Under the 1940 Act, the Fund is required to carry portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s Valuation Policy (as defined below). There is not a public market or active secondary market for many of the securities of the privately-held companies in which the Fund invests and it is not anticipated that a secondary market will develop. Rather, many of the portfolio investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund values these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more portfolio investments. As a result, the Fund’s issuance (including through dividend reinvestment) or repurchase of Shares through tender offers at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Additionally, the Valuation Designee and its affiliates act as investment advisers to other clients that invest in securities for which no public market price exists. Valuation determinations by the Valuation Designee or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Amount or Frequency of Distributions Not Guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The

Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Divergence of Resources

The Fund’s Trustees and officers and the key personnel of the Adviser intend to devote a sufficient amount of time to the Fund’s business in fulfilling their responsibilities. However, neither the Adviser nor its affiliates, including individuals employed by the Adviser or its affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Adviser or to the Fund.

Transactions with Affiliates

Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or portfolio investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or portfolio investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the portfolio investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the 1940 Act. The Fund, the Adviser and certain funds advised by the Adviser have received a Section 17(d) Order from the SEC.

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance.

The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. Under the terms of the Section 17(d) Order, the Fund’s ability to participate in certain investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) will require that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees reach certain conclusions in connection with such investments, including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. Other investments, including those where an affiliate does not have an existing investment in the issuer, will not require Independent Trustee approval.

Pursuant to the requirements of the Section 17(d) Order, the Board, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees, have approved co-investment policies and procedures describing how the Fund will comply with the Section 17(d) Order. Further, the Adviser has adopted policies and procedures which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. If the Adviser determines that the investment is not appropriate for the Fund, the investment will not be allocated to the Fund. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders. See “CONFLICTS OF INTEREST — Regulatory Restrictions, Affiliated Transactions and Position Limits.”

Fluctuations in Performance

The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Incentive Fee and Investment Management Fee

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The fact that the Investment Management Fee is payable based upon the Fund’s gross assets, which would include any borrowings for investment purposes, may encourage the Adviser to borrow to make additional investments. Borrowed funds that are held in cash, cash equivalents, other short-term securities or money market funds are not considered to be borrowed for investment purposes and are therefore not included in Managed Assets for purposes of calculating the Investment Management Fee. Under certain circumstances, the use of borrowing may increase the likelihood of default, which would disfavor the Fund and Shareholders. Such a practice could result in the Fund investing in more speculative securities than would otherwise be in the Fund’s best interests, which could result in higher investment losses, particularly during cyclical economic downturns. The Investment Management Fee will be payable even when the Fund has limited invested assets.

INVESTMENT RELATED RISKS

This section discusses the types of investments that may be made, directly or indirectly, by the Fund, and some of the risks associated with such investments. It is possible that the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

Taxation

Laws and regulations in non-U.S. jurisdictions, particularly those relating to foreign investment and taxation, may impose costs, expenses and other restrictions on the Fund and its investments, including with regard to non-U.S. taxes on income and gains recognized with respect to its investments, which may not be creditable or deductible to Shareholders, or limitations on repatriation of capital or gains. In addition, the Fund and the Shareholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. Portfolio Funds or non-U.S. portfolio companies of Portfolio Funds reside or operate, which could expose the Fund to liability and increased costs.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be provided to Shareholders.

Tax consequences to the Shareholders from an investment in the Fund are complex. Potential investors are strongly urged to review the discussion below under “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS” and to consult their own professional advisors in this regard.

Failure to Qualify as a RIC or Satisfy Distribution Requirement

To maintain its qualification as a RIC and eligibility for the tax treatment accorded to RICs under the Code, the Fund must meet certain annual distribution, source-of-income, and asset diversification requirements. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

If the Fund fails to maintain its RIC status for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty Meeting RIC Requirements

Each of the ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Portfolio Funds in which the Fund is invested. However, Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of Chapter 1 of the Code. Ultimately this may limit the universe of Portfolio Funds in which the Fund can invest.

Because the Fund’s allocable portion of a flow-through Portfolio Fund’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the distribution requirements under Subchapter M of the Code (the “Annual Distribution Requirement”), even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to maintain its RIC tax status and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Corporate-Level Income Tax

In order to meet the 90% Gross Income Test (as defined below) to qualify as, and maintain our eligibility for the favorable tax treatment available to, a RIC under Subchapter M of the Code, the Fund may invest in certain debt and equity investments through taxable subsidiaries. The taxable income of these taxable subsidiaries will be subject to U.S. federal corporate income tax, which tax may reduce the amount of cash available for distribution to Shareholders. For additional discussion, see “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS — Qualification and Taxation as a Regulated Investment Company.”

Changes in Tax Laws

It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded an investment in the Fund will be modified by legislative, administrative or judicial action in the future, possibly with retroactive effect. For example, legislation enacted in July 2025 includes significant modifications to existing U.S. federal income tax rules. Any other new tax laws, regulations or interpretations thereof could affect the taxation of the Fund or its Shareholders and the impact of any potential tax law changes on an investment in the Fund is uncertain. Prospective investors should consult their own tax advisors regarding potential changes in tax laws and the impact of any such changes on their investment in the Fund.

Follow-on Investments

The Fund may not have the funds or ability to make additional investments in portfolio companies. After the Fund’s initial investment in a portfolio company, the Fund may be called upon from time to time to provide additional funds to such portfolio company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.

Commitment Strategy

The Fund may maintain a sizeable cash position in anticipation of funding capital calls. These unfunded commitments generally can be drawn at the discretion of the general partner of the Portfolio Fund or other issuer subject to certain conditions (e.g., notice provisions). At times, the Fund expects that a significant portion of its assets will be invested in money market funds or other cash items, pending the calling of these unfunded commitments, as part of its risk management process to seek to ensure the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to its unfunded commitments to invest equity in Portfolio Funds and special purpose vehicles that acquire private assets as they come due. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

If the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Shareholders, to be subject to penalties, or (iv) otherwise impair the value of the Fund’s investments.

Control Positions

Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Co-Investment Risks

The Fund’s investment portfolio will include co-investments, which are direct or indirect investments in the equity of private companies, generally alongside private equity funds and other private equity firms via special purpose vehicles. There can be no assurance that the Fund will be given co-investment opportunities, or that any specific co-investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. Due diligence will be conducted on co-investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such co-investments. The Fund’s ability to dispose of co-investments may be severely limited.

Many entities compete with the Fund in pursuing co-investments. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive co-investment opportunities from time to time.

Use of Leverage

The Fund may borrow money or otherwise utilize leverage in connection with its investment activities and to otherwise provide liquidity. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund is expected to enter into one or more credit agreements for such purposes.

Specifically, the Fund may borrow money through a credit facility or other arrangements to portfolio investments up to the limits imposed by the 1940 Act. The 1940 Act’s asset coverage requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this asset coverage requirement is breached, subject to certain exceptions.

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Fund.

Effective June 30, 2023 the Fund secured a committed, secured line of credit (the “JPMorgan Facility”) with JPMorgan Chase Bank, N.A. All assets are pledged as collateral for the JPMorgan Facility and the JPMorgan Facility has the following terms: (a) Upfront Fees of $600,000 in effect on the closing date, (b) a commitment fee in an amount equal to one hundred twenty-five (125) basis points (1.25%) of the aggregate undrawn commitment then in effect, (c) a commitment amount of $75,000,000, (d) interest rate of applicable adjusted term SOFR rate plus 4.21% per annum, and (e) termination date of June 30, 2027. The JPMorgan Facility was amended on September 3, 2024 with the following revised terms: a) upfront fees of $2,087,500 in effect on the effective date, (b) a commitment fee in an amount equal to one hundred twenty-five (125) basis points (1.25%) of the aggregate undrawn commitment then in effect, (c) a commitment amount of $250,000,000, (d) interest rate of applicable adjusted term SOFR rate plus 4.21% per annum, and (e) termination date of June 30, 2027.

The Fund may also leverage its investments, including through borrowings by one or more SPVs. Certain Fund investments may be held by these SPVs. The Fund may borrow cash for a number of reasons, including without limitation, in connection with its investment activities, to make distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity. Borrowing, including any borrowing through SPVs, will be limited to 33.33% of the Fund’s assets (50% of its net assets). The HL PAF DaVinci SPV LLC, a wholly-owned subsidiary of the Fund, closed in December 2024 and carries a fully drawn term loan at €33.45 million and a revolving credit line in the amount of €7.805 million, which is not expected to carry a balance.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in the Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $6.9 billion in average total assets, (ii) a weighted average cost of funds of 5.39%, (iii) $77 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 1.10% of its average net assets during such period) and (iv) $6.9 billion in average Shareholders’ equity. In order to compute the corresponding return to Shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the corresponding return to Shareholders. Actual interest payments may be different.
Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-10.17%	-5.11%	-0.06%	5.00%	10.05%

Similarly, assuming (i) $6.9 billion in average total assets, (ii) a weighted average cost of funds of 5.39% and (iii) $77 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 0.06% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Derivative Instruments and Hedging

Some or all of the Portfolio Funds (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity.

The Fund and Portfolio Funds may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders.

Currency Risk

The Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the portfolio investments are denominated against the U.S. dollar may result in a decrease of the Fund’s NAV. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Eurozone Risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect portfolio investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro-denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Risks Relating to Accounting, Auditing and Financial Reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the portfolio investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. The accounting, auditing and financial reporting standards and practices applicable to foreign companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Portfolio Funds may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the NAV of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments. In addition, privately held companies may not have third-party debt ratings or audited financial statements. As a result, the Fund must rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in a privately held company. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and other rules and regulations that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on portfolio investments. Finally, certain portfolio investments may be in portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

Prepayment Risk

The Fund is subject to the risk that the investments it makes may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in liquid short-term investments, pending future investment opportunities. These Temporary Investments (as defined below) will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new investment may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of the Fund’s portfolio companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity.

Inflation and Interest Risks

Inflation could directly adversely affect certain investments made by the Fund. If an investment is unable to increase its revenue in times of higher inflation, its profitability and ability to distribute dividends may be adversely affected. Typically, as inflation rises, an entity will earn more revenue, but will incur higher expenses; as inflation declines, the entity may not be able to reduce expenses in line with any resulting reduction in revenue. While these provisions may protect against certain risks, they do not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for businesses and a reduction in the amount of cash available for distribution to investors.

General fluctuations in the market prices of securities and interest rates may affect the Fund’s investment opportunities and the value of the Fund’s investments. Some countries’ economies, including in particular emerging markets, have experienced substantial growth or extremely high rates of inflation for extended periods of time. Inflation has, and may continue to have, negative effects on the economies of certain countries. For example, the risks associated with transactions using local currencies are significantly greater in hyperinflationary economies than in other less inflationary markets.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies Risk

Our investments may consist of loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

•        have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

•        may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

•        may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•        generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Portfolio Fund that has invested in the portfolio company; and

•        generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, the Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect our investment returns.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt Risk

When we invest, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, we will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments Risk

The Fund may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Risks Associated with Covenant-Lite Loans

A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). While the Fund does not intend to invest in Covenant-Lite Loans as part of its principal investment strategy, it is possible that such loans may comprise a small portion of the Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

High Yield Securities and Distressed Securities Risk

The Fund’s assets may include investments in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by a Portfolio Fund Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Assets in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, a Portfolio Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain assets may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. A Portfolio Fund’s or the Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which a Portfolio Fund or the Fund may invest may be non-investment grade (commonly referred to as junk securities), which may result in the Portfolio Fund or the Fund experiencing greater risks than it would if investing in higher rated instruments.

Private Equity Investment Risk

Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also invest directly in an operating company as a lead investor or syndicate partner to a Portfolio Fund Manager. The investments held by Portfolio Funds involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under “INVESTMENT RELATED RISKS” above. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Portfolio Funds are Not Registered

The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers under the Advisers Act, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are Generally Non-Diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the NAVs of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the NAV of the Fund.

Portfolio Funds’ Securities are Generally Illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the NAVs of the Fund.

Portfolio Fund and SPV Operations Not Transparent

The Adviser does not control the investments or operations of the Portfolio Funds or the SPVs. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund Investments or the SPVs will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s Interests in Portfolio Funds

The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited, and which may be received on a delayed basis. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Fund’s investment adviser, Hamilton Lane Advisors, L.L.C., subject to the oversight of the Board. The Adviser will periodically review Portfolio Fund Managers’ valuation methods and inputs, including at initial purchase, but will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Valuation Designee may determine to discount the value of the interests or value them at zero.

There is a risk that portfolio companies, Portfolio Funds, other investments or their respective sponsors or managers may knowingly, negligently or otherwise withhold or misrepresent information regarding their performance or activities, including the presence or effects of any fraudulent or similar activities or that such parties may be unaware, even for a significant period of time, of such activities. The Adviser is not expected to be in a position to monitor the accuracy of information provided by any such portfolio company, Portfolio Fund, other investment, sponsor or manager, nor would it generally have the opportunity to discover such situations prior to the time any such party discloses (or there is public disclosure of) the presence or effects of any such activities. For example, Portfolio Fund Managers generally are not obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuations may not be indicative of current or ultimate realizable values.

There is no established market for privately-held portfolio companies or for Secondary Investments, and there are not likely to be any comparable companies for which public market valuations exist. The Fund’s carrying value in a Secondary Investment in a Portfolio Fund may not accurately reflect the amount the Fund could realize upon dispositions of the asset and, in the case of a Secondary Investment, is not expected to reflect the Fund’s cost to purchase the asset if it is acquired at a discount to the NAV reported by the Portfolio Fund or its Portfolio Fund Manager. Valuations are determined before giving effect to transaction costs and management fees, incentive compensation or carried interest, taxes, transaction expenses and other expenses to be borne by investors in the indicated funds, which in the aggregate are expected to be substantial. The effect of such costs and expenses will reduce actual realizations from such valuations. As a result, these carrying values reflected in the Fund’s NAV in accordance with ASC 820 and reported in its financial statements will impact the values at which investors purchase shares, the values at which the Fund repurchases shares and the amount of management fees received by the Adviser. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund, and such investments may be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve. In addition, the Fund’s Incentive Fee structure could create an incentive to buy assets with steep discounts compared to their sponsor’s valuation of such assets.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund which did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to Vote

To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the 1940 Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Consortium or Offsetting Investments

The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s NAVs may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser may be competing with each other for investments in one or more markets.

Limitations on Ability to Invest in Portfolio Funds

Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Adviser may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers

The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Termination of the Fund’s Interest in a Portfolio Fund

A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

RISKS SPECIFIC TO SECONDARY INVESTMENTS

General Risks of Secondary Investments

The overall performance of the Fund’s secondary investments depends in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. The market for investments in secondary investments is inefficient and highly illiquid, and no efficient market is expected to develop during the term of the Fund. Moreover, the market for investments in secondary investments has been evolving and is likely to continue to evolve, covering a broader spectrum of investments beyond traditional private equity secondary investments, including those with similarly underwritten risk and return profiles. The Fund expects to make investments on an opportunistic basis primarily but not exclusively from existing investors in the Portfolio Funds. In particular, the Fund expects to target purchases of interests in the Portfolio Funds from institutional and other investors, who may be less motivated to sell interests in the Portfolio Funds during periods when the performance of such Portfolio Funds is volatile. Also, because the market may evolve, the Fund may require expertise from the Adviser that may not be evidenced by the Adviser’s past track record of performance as much as it is for traditional private equity investments. There can be no assurance that the Fund will be successful in consummating the types of transactions contemplated, that it will otherwise be able to identify sufficient secondary investment opportunities or other opportunities consistent with its investment objectives, that it will acquire sufficient secondary investments or other investments on attractive terms, or that it will otherwise be successful in implementing its investment objectives or avoiding losses (up to and including the loss of the entire amount invested). The acquisition of Portfolio Funds generally requires the consent of the Portfolio Fund Manager of such Portfolio Fund, and there can be no assurance that the Fund will be able to obtain such consent. When the Fund acquires Portfolio Funds, it is expected that the Fund will not have had the opportunity to negotiate the terms of the investment or other special rights or privileges, and the Fund may acquire an interest in a Portfolio Fund that contains terms that are disadvantageous for legal, tax, regulatory or other reasons or that could require the Fund to assume related contingent liabilities associated with events occurring prior to the Fund’s investment. In addition, the costs and resources required to investigate the commercial, tax and/or legal issues relating to secondary investments may be greater than those relating to primary investments.

Further, although the Adviser has identified successful investments in the past, there can be no assurance that it will continue to do so. The Adviser may not be able to execute its investment objectives or generate returns to the Fund’s investors commensurate with the risks of investing in the types of transactions described in this Prospectus. An investment in the Fund should only be considered by persons who can afford a loss of their entire investment. Past performance of investments and investment entities associated with the Adviser is not necessarily indicative of future results, and there can be no assurance that the Fund will attain performance that is comparable to investment performance achieved by the Adviser for its other clients included in the performance record.

Non-Traditional Secondary Investments; Joint Investments; Other Investments

The Fund may invest with third-parties and otherwise through joint ventures, structured transactions and similar arrangements, and may invest in “synthetic secondaries” or other non-traditional secondary investments such as fund recapitalizations, as well as other assets. These investments may be designed to share risk in the underlying investments with third-parties or may involve the Fund taking on greater risk generally with an expected greater return or reducing risk with a corresponding reduction in control or in the expected rate of return. These arrangements may expose the Fund to additional risks, including risks associated with counterparties and risks associated with the lack of registered title to the investments in the Portfolio Funds, in addition to the normal risks associated with the Portfolio Funds, their managers and portfolio companies. In addition, the Fund may make other investments with risk and return profiles that the Adviser determines to be similar to those of traditional secondary investments. These investments may be outside the core expertise of the Adviser and may involve different risks to those of traditional secondary investments.

Restrictions on Transfers of Secondary Interests

The secondary interests in which the Fund may invest are highly illiquid, long-term in nature and typically subject to significant restrictions on transfer, including a requirement for approval of the transfer by the general partner or the investment manager of the Portfolio Fund, and often rights of first refusal in favor of other investors. Completion of the transfer is often time-consuming and relatively difficult as compared to a transfer of other securities.

Although the Adviser believes that the Fund will be viewed by the general partners or investment managers as an attractive investor, there can be no assurance that the Fund will be successful in closing on acquisitions of secondary interests, even in situations where it has signed a binding contract to acquire the investments. For example, a general partner or investment manager may expect a secondary buyer to commit on a primary basis to a new fund it is sponsoring as a condition to its consent to the secondary transfer, and the Fund may not be able or willing to close on such a “stapled secondary” transaction as a result of such condition. In addition, as part of the transfer of an interest in a Portfolio Fund, the Fund may assume the obligations of the seller as owner of the interest, including the obligation to return distributions previously received by the seller in respect of investments made by the Portfolio Fund prior to such transfer, including investments that are not owned by the Portfolio Fund at the time of such transfer. The Fund may or may not be indemnified by the seller against these obligations, but if the Fund is not so indemnified or if it is unable to recover on the indemnity, the Fund will suffer the economic loss.

Competition for Investments by Secondary Funds

The activity of identifying and completing attractive investments for the Fund is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other secondary investment vehicles, as well as financial institutions and other investors. In recent years, an increasing number of secondary investment funds and other capital pools targeted for investment in the secondary sector have been formed, and additional capital may be directed at this sector in the future. Many of the Fund’s competitors may have greater resources or different return criteria than the Fund, and may have greater access to investment opportunities or may make greater use of leverage, any of which may afford them a competitive advantage over the Fund in terms of ability to complete investments. In addition, recent years have seen an increase in the sales of secondary portfolios conducted by a limited auction process, which generally increases competition from prospective buyers. There can be no assurance that the Fund will be able to identify and complete an adequate number of investments that satisfy its target return, or that it will be able to invest fully its committed capital.

Limitations in Secondary Investments

Generally, the Fund will not be acquiring interests in Portfolio Funds directly from the issuers thereof and will not have the opportunity to negotiate the terms of the interests being purchased or any special rights or privileges. In some cases, the Fund may be presented with investment opportunities on an “all or nothing” basis and/or as a portfolio of investments. Certain of the Portfolio Funds in a prospective portfolio may be less attractive than others. In such cases, it may not be possible for the Fund to exclude from such purchases those investments which the Adviser considers (for commercial, tax, legal or other reasons) less attractive. The Portfolio Funds or the interests that the Adviser may consider for investment may have also been formed or organized to meet the specific regulatory, tax or ERISA objectives of the original investors, which may not correspond to the objectives of the Fund. Accordingly, investment by the Fund may not be permitted, may be otherwise restricted or may be inefficient from a tax perspective to one or more categories of investors in the Fund. The Adviser may seek to structure any investment to address any applicable regulatory, tax or ERISA limitations, but may not be successful in doing so. As a result, different investors in the Fund may experience different risk profiles and returns on their investment in the Fund. See also “CERTAIN ERISA CONSIDERATIONS.”

Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

GENERAL RISKS

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

Long-Term Investment

The Fund is designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Fund’s Shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of the Fund’s shares could decline substantially and cause you to lose some or all of your investment.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and is designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike listed closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser currently intends to recommend to the Board that, in normal market circumstances, the Fund conduct tender offers of no more than 5% of the Fund’s net assets each quarter. The Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly tender offer of less than 5% of the Fund’s net assets or not conduct a quarterly tender offer in any quarter. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the portfolio investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct tender offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

If the Fund does conduct tender offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses as a percent of assets. In some instances, the Fund may have to sell, distribute or otherwise dispose of investments (including pursuant to one or more secondary transactions) at a disadvantageous time for a price that is less than the price that could have been obtained if the investments were held for a longer period of time. However, subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of Shares pursuant to any tender offers. However, there can be no assurance that the Fund will be able to obtain such financing for tender offers if it attempts to do so. Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer. Although tender offers generally would be beneficial to Shareholders by providing them with some ability to sell their Shares at NAV, the acquisition of Shares by the Fund will decrease the total assets of the Fund. Tender offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of tender offers by the Fund, interest on such borrowings reduces the Fund’s net investment income. In order to fund repurchase requests, the Fund may be required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses. Consummating a tender offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so.

In addition, repurchases may be oversubscribed, and no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. There is a risk that investors will not be able to withdraw the full amount that they submit to the Fund for repurchase in connection with a given tender offer, particularly in periods where there is a high level of repurchase requests or where holders of a large number of shares submit repurchase requests. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding Shares representing up to 2.00% of the aggregate NAV of its outstanding Shares without amending or extending the tender offer. However, the decision whether to accept for purchase additional outstanding shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing NAV that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES — Periodic Repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Payment In-Kind for Repurchased Shares

The Fund generally expects to distribute cash in satisfaction of Shares repurchased. See “REPURCHASES OF SHARES — Periodic Repurchases.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more portfolio investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such portfolio investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Market Disruption and Geopolitical Risk

Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various counties, including the U.S., the response of the international community — through economic sanctions, including tariffs and other restrictions on trade, and otherwise — to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, and other similar events, or the threat or potential of one or more such developments may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Fund may invest.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Portfolio Funds have a commercial relationship could adversely affect, among other things, the Fund and/or the Portfolio Fund’s ability to pursue key strategic initiatives, including by affecting the Fund’s or a Portfolio Fund’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of Portfolio Fund has a commercial relationship with a bank that has failed or is otherwise distressed, the Portfolio Fund or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could become more significant. Certain assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the U.S. and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder tenders. The Fund could seek to not conduct tender offers in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multilateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto, including the imposition of tariffs on imported goods. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

The U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Increased trade tensions could have a material adverse effect on the global economy. The Fund and its Portfolio Funds could be materially and adversely affected.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective.

In addition, it is possible that government regulation of various types of derivative instruments and/or regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Portfolio Funds that can be drawn at the discretion of the Portfolio Fund’s sponsor). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Portfolio Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Portfolio Fund as the trade date for determining whether the purchase of the Portfolio Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

In addition, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, tax, healthcare, immigration, foreign and government regulatory policy. To the extent the U.S. Congress or presidential administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, tax rates, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Further, at any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of the Fund or Shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in the Shares or the value or the resale potential of the Fund’s investments.

Valuation Risk

The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its investments, including Secondary Investments. Although the acquisition price of the Fund’s secondary investments will likely be the subject of negotiation with the sellers of the investments, the acquisition price is typically determined by reference to the carrying values recently reported by the sponsors and other available information. Portfolio Funds’ sponsors are not generally obligated to update any valuations in connection with a transfer of interests through a Secondary Investment, and such valuations may not be indicative of current or ultimate realizable values. Moreover, there is no established market for Secondary Investments or for the Fund’s other private market investments, and there may not be any comparable assets for which public market valuations exist. As a result, the valuation of these investments may be based on limited information and is subject to inherent uncertainties. Generally, the Fund expects to hold its investments on a long-term basis. The performance of the Fund will be adversely affected in the event the valuations assumed by the Adviser in the course of negotiating acquisitions of investments prove to have been too high. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Such independent pricing services provide third-party valuation assistance in accordance with limited procedures that the Valuation Designee identifies and requests it or them to perform. Those procedures do not include an audit, review, compilation or any other form of examination or attestation under U.S. GAAP. Such firms are generally not responsible for determining the fair value of any individual investment, and their role is limited to being an advisor and providing additional support to the Valuation Designee’s existing valuation policy and process. The Fund also may face portfolio sales or other situations where, in order to make investments considered desirable, the Fund is required to make other investments considered less desirable or for which it is less comfortable with the estimated valuations.

Valuations are, to a degree, based upon the subjective approach of the valuing party involved, including sponsors of the Fund’s investments whom the Adviser and its affiliates do not control or manage. As a result, valuations are subject to substantial uncertainty. There is no assurance that the estimates resulting from the valuation process will reflect the actual sale price even where such sales occur shortly after the valuation date. The value of the Fund’s assets and the value of the direct and indirect investments of the Fund can go down as well as up. A valuation is not a guarantee of a realizable price, and the value of assets may be materially affected by a number of factors.

A large percentage of the securities in which the Fund invests will not have a readily ascertainable market price and will be fair valued by the Adviser based on input from the sponsor or general partner of such investment. There is no single standard for determining fair value of private equity investments and, in many cases, fair value is best expressed as a range of fair values from which a single estimate may be derived. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by a third-party sponsor or general partner, the accuracy of the valuations provided by the sponsor or general partner, that such sponsor or general partner will comply with their own internal policies or procedures for keeping records or making valuations, or that the sponsor or general partner maintain policies and procedures and systems which will not change without notice to the Fund. As a result, the valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

While the Valuation Designee’s valuations of unrealized investments are based on assumptions that the Valuation Designee believes are reasonable under the circumstances, whether on a public market basis or an estimated fair value basis, the actual realized returns on unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, many of which may be affected by factors beyond the Valuation Designee’s control and all of which may differ from the assumptions on which the valuations contained herein are based. Accordingly, there can be no assurance that any indicated valuations for unrealized investments will ultimately be realized for such value or be profitable or that losses can be avoided. In such event, the actual realized returns on these unrealized investments may differ materially from the (assumed) returns indicated herein.

No active trading market may exist for certain loans or debt instruments in the Fund’s portfolio, which may impair the ability of the Fund to realize full value in the event of the need to sell such instruments and may make it difficult to value them. Adverse market conditions may impair the liquidity of some actively traded instruments, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain instruments, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid investments are also difficult to value. The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Valuation Designee. In addition, the timing of liquidations may also affect the values obtained on liquidation. Furthermore, legislative or regulatory changes that require financial institutions to increase their capital requirements or to dispose of instruments that are considered highly leveraged transactions could result in sales at prices that, in the opinion of the Adviser, do not represent fair value.

Below investment grade securities held by the Fund may be subject to valuation challenges distinct from those of higher-rated securities. Credit quality is a significant factor in the valuation of lower grade securities, and the prices of such securities are generally more sensitive to the issuer’s financial condition and prospects than to changes in interest rates. Traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain markets or asset types in which the Fund invests. The secondary market for lower grade securities may be less liquid than that for higher-rated securities, and adverse conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Substantial Repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than would otherwise be desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

The level of Shareholder participation in the Fund’s tender offers may increase as a result of events that are unrelated to the Fund’s investment performance or operations. Due to the Adviser’s affiliation with a publicly traded parent company, short sellers or other market participants may from time to time publish reports, commentary or other materials regarding the Adviser’s parent company and its affiliates. Such reports or commentary may create negative market sentiment with respect to the parent company’s publicly traded securities and could cause Shareholders to seek to tender their Shares at levels higher than the Fund would otherwise anticipate. See “GENERAL RISKS — Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares.”

Temporary Investments

Delays in investing the proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot guarantee that it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest proceeds on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Before making investments, the Fund may invest proceeds to the Fund in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). This will produce returns that are significantly lower than the returns which the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objective. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objective.

Valuations Subject to Adjustment

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its month-end NAV and the NAV per Share, may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “REPURCHASES OF SHARES — Periodic Repurchases.” As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the NAV of a Portfolio Fund or direct private equity investment adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

•        changes in regulatory policies or tax guidelines;

•        changes in earnings or variations in operating results;

•        changes in the value of the Fund Investments;

•        changes in accounting guidelines governing valuation of the Fund Investments;

•        any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•        departure of the Adviser or certain of its respective key personnel;

•        general economic trends and other external factors; and

•        loss of a major funding source.

Cybersecurity Risk

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders, the Adviser’s employees, Administrator’s employees, their affiliates’ employees and others. Similarly, service providers of the Adviser or the Fund, especially the Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems, which are becoming more sophisticated, change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third-parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third-parties to the Adviser, the Administrator or other service providers to the Fund may be susceptible to compromise, leading to a breach of the Adviser’s, the Administrator’s or other service provider’s networks. The Adviser’s, the Administrator’s or other service provider’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Adviser, the Administrator or other service providers to the Fund to the Shareholders may also be susceptible to compromise. Breach of the Adviser’s, the Administrator’s or other service provider’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed. The rapid evolution and increasing prevalence of artificial intelligence technologies may also increase the Fund’s, Hamilton Lane’s and other Fund service provider’s cybersecurity risks.

Potential Future Conversion to an Interval Fund

In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act and convert to an interval fund. The Fund currently expects to provide liquidity to Shareholders through quarterly repurchase offers of up to 5% of the Fund’s net assets, subject to approval by the Board, conducted in accordance with Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund is seeking to determine whether operating as an “interval fund” in reliance on Rule 23c-3 would be feasible from an operational perspective. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, however, then the Fund would be required to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Interval funds also are subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Notwithstanding these liquidity requirements under Rule 23c-3, however, interval funds are not subject to Rule 22e-4 under the 1940 Act and therefore do not implement liquidity risk management programs under such rule that apply to mutual funds. Moreover, converting to an interval fund would result in the Fund calculating its NAV on a daily basis. There is currently no timeline for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify Shareholders in advance. The likelihood of whether the Fund adopts a fundamental policy to operate as an interval is not known at this time and will depend on a continuing evaluation of its feasibility from an operational perspective.

Regulatory Risks of Portfolio Funds

The regulatory environment for Portfolio Funds (and for registered investment companies investing in Portfolio Funds) is complex and evolving. Changes in the regulation or taxation of Portfolio Funds are impossible to predict and may adversely affect the value of the investments and the ability of the Fund to execute its investment strategy.

LIMITS OF RISKS DISCLOSURE

The above discussions relate to the various principal risks associated with the Fund, Portfolio Funds, Shares and other portfolio investments are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Agreement and Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the supervision of the management and business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Hamilton Lane Advisors, L.L.C., located at 110 Washington Street, Suite 1300, Conshohocken, Pennsylvania 19428, serves as the Adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy, including direct investments. The Adviser, first established in 1991, is a publicly-owned firm that provides alternative asset management services to institutional investors worldwide. The Adviser manages capital in the private markets, including investments, through funds-of-funds, separate accounts and direct investment funds. The Adviser is an investment adviser registered with the SEC under the Advisers Act.

As of December 31, 2025, the Adviser managed $146.3 billion on a discretionary basis and $871.5 billion on a non-discretionary basis, whereby the Adviser provides investment advice to a client but does not have full discretion to make investments for the client.

The Adviser and its affiliates may serve as investment managers to other funds that have investment programs that are similar to the investment program of the Fund, and the Adviser or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Investment Committee

The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are the members of the Evergreen Portfolio Committee (the “Evergreen Portfolio Committee”). See “INVESTMENT MANAGEMENT AND OTHER SERVICES” in the Fund’s SAI for additional information regarding the Portfolio Managers’ compensation, other accounts managed, and their ownership of Shares. The Evergreen Portfolio Committee is composed of:

Mario Giannini, Executive Co-Chairman

Mr. Giannini has served as Hamilton Lane’s Executive Co-Chairman since January 2024. He also serves on various investment committees of Hamilton Lane. Previously, he served as Hamilton Lane’s Chief Executive Officer for 22 years from 2001 to 2023, and he served on Hamilton Lane’s board of directors from the time of its initial public offering in 2017 through September 2025.

Prior to joining the firm in 1993, Mr. Giannini served as Executive Vice President and General Counsel of Industrial Valley Title Insurance Company from 1989 to 1992, Deputy General Counsel of Fidelity Bank in Philadelphia from 1984 to 1989 and Senior Attorney at Continental Illinois Bank in Chicago from 1979 to 1983. Mr. Giannini served on the board of Ownership Works, a nonprofit organization that works with companies and investors to provide all employees with the opportunity to build wealth through equity from 2022 to 2024.

Mr. Giannini received a B.A. from California State University, Northridge, a J.D. from Boston College and a Master of Laws degree from the University of Virginia. He is a former member of the state bars of California and Illinois.

Juan Delgado-Moreira, Co-Chief Executive Officer

Mr. Delgado-Moreira is Co-Chief Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s Investment Committees as well as the Board of Directors.

Previously, Mr. Delgado-Moreira was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Mr. Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market private equity in Europe. Previously, Mr. Delgado-Moreira held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Mr. Delgado-Moreira began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).

Mr. Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

Brian Charles Gildea, Managing Director, Evergreen Portfolio Solutions

Mr. Gildea is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where he also sits on the Investment Committee and Evergreen Portfolio Committee, and serves on the boards of directors of Hamilton Lane’s U.S. registered funds and global evergreen funds. Mr. Gildea has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in Hamilton Lane’s global evergreen business. Mr. Gildea joined Hamilton Lane in 2009 and has previously held senior leadership roles across investment and portfolio management activities, including Head of Evergreen Portfolios, Global Head of Investments, and, prior to that, Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Mr. Gildea began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Mr. Gildea is an Executive Director on the Board of Financial Scholars, a non-profit organization focused on financial empowerment education.

Thomas Kerr, Managing Director, Co-Head of Investments, Co-Head of Secondary Investments

Mr. Kerr is a Managing Director and serves as both the Co-Head of Investments and Co-Head of Secondaries. As Co-Head of Investments, Mr. Kerr is responsible for the strategic direction and oversight of each of Hamilton Lane’s investment platforms, and sits on a number of the firm’s Investment Committees. In addition, Mr. Kerr is responsible for the management of the Secondary Investment platform, where he is active in secondary deal sourcing and execution. Mr. Kerr is also a member of the firm’s Technology Committee, where he helps coordinate the firm’s dedication to tech-enablement and the digitization of private markets.

Mr. Kerr began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment & Managed Solutions Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to this, Mr. Kerr was responsible for the coordination and management of the firm’s client relationship activities. Prior to joining Hamilton Lane, Mr. Kerr spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Mr. Kerr received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Richard Hope, Co-Head of Investments

Mr. Hope is the Co-Head of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as Co-Head of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Mr. Hope serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.

Prior to joining Hamilton Lane in 2011, Mr. Hope worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Mr. Hope worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Mr. Hope received his B.Com. from University of Edinburgh.

Andrew (Drew) Schardt, Managing Director, Evergreen Portfolio Solutions

Mr. Schardt is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where he also sits on the Investment Committee and Evergreen Portfolio Committee, and serves on the boards of directors of Hamilton Lane’s U.S. registered funds and global evergreen funds. Mr. Schardt has held a number of senior investment roles during his time at the firm, most recently as Co-Head of Direct Equity, as well as Co-Head of Investments and Co-Head of Direct Credit.

Prior to joining Hamilton Lane in 2008, Mr. Schardt focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.

Mr. Schardt received an M.B.A from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Bryan Jenkins, Managing Director, Head of Portfolio Strategy & Research

Mr. Jenkins is a Managing Director and Head of the Portfolio Strategy & Research, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Mr. Jenkins chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.

Mr. Jenkins began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Mr. Jenkins received a B.S. in Computer Engineering from Drexel University.

Jacqueline Rantanen, Managing Director, Evergreen Portfolio Solutions

Ms. Rantanen is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where she also sits on the Investment Committee and Evergreen Portfolio Committee. Ms. Rantamen has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in the Hamilton Lane global evergreen business team.

Ms. Rantanen began her career with Hamilton Lane on the Fund Investment & Managed Solutions team. She has held roles in Relationship Management, Public Relations and Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Jackie was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Ms. Rantanen received an M.B.A. from Villanova University and a B.S. from Drexel University.

Stephen Brennan, Managing Director, Evergreen Portfolio Solutions

Mr. Brennan is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where he also sits on the Investment Committee and Evergreen Portfolio Committee. Mr. Brennan has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in Hamilton Lane’s global evergreen business.

Mr. Brennan has numerous leadership roles at Hamilton Lane, most recently serving as Head of Private Wealth Solutions. Prior to joining Hamilton Lane in 2002, Mr. Brennan was an Associate at Goldman Sachs (GSAM) and an Analyst in Custody Services at BNY.

Mr. Brennan received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Erik Hirsch, Co-Chief Executive Officer

Mr. Hirsch is Co-Chief Executive Officer. In this role, he is responsible for the firm’s strategic direction, operations and management. Mr. Hirsch serves on the Investment Committees as well as Hamilton Lane Incorporated’s board of directors.

On behalf of Hamilton Lane, Erik is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant environmental, social and governance data on behalf of private companies. Hamilton Lane is a founding partner of Novata. Additionally, Mr. Hirsch serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.

Mr. Hirsch appears regularly as a financial markets expert on television, podcasts and across print media. Additionally, he is a regular lecturer at the Wharton Business School of the University of Pennsylvania. Prior to joining Hamilton Lane in 1999, Erik was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Mr. Hirsch specialized in asset securitization, sport stadium financings and strategic consulting.

Mr. Hirsch is the Chairman and a trustee of the University of Virginia’s College Foundation, and serves on the board of the Philadelphia 76ers Youth Foundation.

Brent Burnett, Managing Director, Head of Infrastructure and Real Assets

Mr. Burnett is a Managing Director and the Global Head of Infrastructure and Real Assets at Hamilton Lane. Mr. Burnett is based in Portland, Oregon, and is a member of the Investment Committee, the Valuation Committee, the Responsible Investment Committee and the Evergreen Portfolio Management Committee at the firm. In his role, Mr. Burnett oversees the global infrastructure investment activities for Hamilton Lane’s commingled funds and managed accounts investing across infrastructure funds, direct assets and secondary investments.

Prior to Hamilton Lane, Mr. Burnett was one of two Principal owners and a Managing Director of Real Asset Portfolio Management, where he led all infrastructure investment activities at the firm. Mr. Burnett co-led the sale of Real Asset Portfolio Management to Hamilton Lane in 2017. Prior to Real Asset Portfolio Management, Mr. Burnett held principal investing and advisory roles at CBRE, RVK Inc., FLAG Capital and the Monitor Group. Mr. Burnett represents Hamilton Lane on company and fund advisory boards.

Mr. Burnett received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.

Investment Management Agreement

The Investment Management Agreement became effective as of March 14, 2025 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person (or in reliance on exemptive relief or guidelines that allow the renewal to be approved at a non-in-person meeting) at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s most recent approval of the Investment Management Agreement will be available in the Fund’s report to shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

INVESTMENT MANAGEMENT FEE

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Investment Management Fee is paid quarterly at a rate equal to 1.40% on an annualized basis of the Fund’s Managed Assets, calculated monthly based on Managed Assets at the end of the month, provided that the Fund’s Shares are generally only offered on the first business day of each month. Furthermore, to the extent the Fund’s Shares are offered more frequently, the investment management fee will be calculated as of the average daily Managed Assets for each day the Fund offers Shares. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

Under the Investment Management Agreement, the Adviser can elect to receive all or a portion of the Investment Management Fee and/or Incentive Fee in Shares of the Fund in lieu of cash, subject to the requirements of the 1940 Act and the applicable exemptive relief from the SEC. The Fund has received an exemptive order from the SEC to allow the Fund to pay the Adviser all or part of the investment management fees earned by the Adviser in Shares in lieu of paying an equivalent amount in cash.

Incentive Fee

In addition, at the end of each calendar quarter, the Adviser is entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee and the Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund on the last day of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the month end prior to the commencement of the relevant quarterly period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). The Incentive Fee calculation is effective as of the date of the first investment in the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”) on September 2, 2020. The Fund commenced operations on January 4, 2021, following the reorganization of the Predecessor Fund with and into the Fund, which was effective as of the close of business on December 31, 2020. The Adviser will waive any differences of the Incentive Fee calculated under the Prior Investment Management Agreement and under the Investment Management Agreement for the period from September 2, 2020 until the most recent quarter end prior to the Fund’s shareholders’ approval of the Investment Management Agreement on March 14, 2025.

The Fund maintains a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly.

Payment of Investment Management Fee or Incentive Fee in Shares

The Adviser and the Fund have received an exemptive order from the SEC which permits the Fund to pay the Adviser all or a portion of its Investment Management Fee and/or Incentive Fee, as applicable, in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. Historical information regarding the Fund’s payments to the Adviser in Shares will be available by visiting the Fund’s website at www.hamiltonlane.com. As a condition of the exemptive relief, the Adviser will have to commit not to sell any such Shares received in lieu of a cash payment of its Investment Management Fee or Incentive Fee, as applicable, for at least 12 months from the date of issuance, except in exceptional circumstances.

DISTRIBUTOR

Distribution Services, LLC (the “Distributor”), whose principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Shares. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third-parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third-parties or their employees with an incentive to favor sales of Shares over other investment options.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing Shares through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services, but may receive compensation for its distribution services from the Adviser. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class R Shares and Class D Shares to the Fund’s Distributor and/or other qualified recipients. The Distributor does not retain any of the distribution and servicing fees for profit.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

Class R Shares are offered at their current net asset value less a maximum sales charge of 3.50% of the subscription amount. The Fund or Adviser may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Adviser and its affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan with respect to Class R and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.70% per year on Class R Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. Class I Shares are not subject to the Distribution and Servicing Fee.

The Distribution and Servicing Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Service Plan is as follows:

Class	Distribution and Service Fee
Class R Shares	0.70%
Class I Shares	None
Class D Shares	0.25%

ADMINISTRATION

Administration Agreement

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator is paid an Administration Fee. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.

The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct bad faith, reckless disregard or gross negligence in the performance of their duties.

Affiliate Administration Agreement

In addition, under the Affiliate Administration Agreement, the Co-Administrator oversees the day-to-day operations of the Fund, including accounting, legal, clerical, portfolio, valuation, compliance, regulatory, tax investment monitoring and other monitoring services, information technology, operational or other administrative services, as requested by the Fund from time to time.

The Fund reimburses the Co-Administrator, as applicable, for its actual costs incurred in providing administrative services to the Fund, subject to the limitations set forth in the Affiliate Administration Agreement and the Expense Limitation Agreement. The Co-Administrator is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to the Co-Administrator for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse the Co-Administrator for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Co-Administrator.

Pursuant to the Affiliate Administration Agreement, the Co-Administrator will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by the Co-Administrator to the Fund on the basis of assets, revenues, time allocations and/or other method; and (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is P.O. Box 219716, Kansas City, Missouri 64121.

FUND EXPENSES

The Fund pays all of its expenses and/or reimburses the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating and selling of investments (whether or not such investments are consummated), investment structuring (including forming and maintaining subsidiary investment vehicles) whether or not such investments are consummated, corporate actions, round-trip travel, lodging, meals and other incidentals associated with the due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Management Fee, the Incentive Fee, and the Administration Fee; brokerage commissions; all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; expenses incurred by the Co-Administrator in performing legal services for the Fund; personnel paid by the Co-Administrator to perform legal services for the Fund, to the extent they are not controlling persons of the Co-Administrator or any of its affiliates, each as calculated in accordance with the Co-Administrator’s legal expense policy (as amended from time to time); accounting, auditing and tax preparation expenses; expenses relating fees and expenses in connection with tender offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST — Limitation of Liability; Indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser bears all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law. The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

The Adviser has entered into an Expense Limitation Agreement with the Fund, whereby the Adviser has agreed to a Waiver to ensure that the Total Annual Expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) will not exceed 1.45% of the average daily net assets of Class R Shares, 0.75% of the average daily net assets of Class I Shares and 1.00% of the average daily net assets of Class D Shares. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Adviser has approved the continuance of the Expense Limitation Agreement through at least July 31, 2027, unless and until the Board approves its modification or termination upon written notice to the Adviser. The Expense Limitation Agreement has a term ending one-year from the effective date of the registration statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The Portfolio Funds bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund bears a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

The Fund bears directly certain ongoing offering costs associated with the offering of Shares, which will be amortized over a 12-month period on a straight-line basis. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

The Fund’s fees and expenses decrease the net profits or increase the net losses of the Fund.

VOTING

Each Shareholder has the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund. Also, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Adviser, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Adviser and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. Generally, the Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund, except as required to comply with the conditions of the Section 17(d) Order.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Affiliates of the Adviser may in the future have other clients with investment objectives that are similar to or compete with the Fund’s investment objectives, including private funds and managed accounts. The Fund will not engage in Section 17(d) investments alongside affiliates except to the extent permitted by the Section 17(d) Order or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

In addition, conflicts may arise from time to time where the Fund, on the one hand, and other clients of the Adviser or funds managed by the Adviser, on the other hand, invest in different securities of the same Portfolio Fund. The Adviser maintains a conflicts policy that contains procedures governing investments made in multiple classes of securities of the same Portfolio Fund that covers identifying and mitigating such conflicts, which conflicts policy may be updated from time to time. The Adviser will be authorized to resolve such conflicts on a case-by-case basis in its good faith discretion in accordance with its conflicts policy, taking into account the interests of the Fund and its other respective clients and the Adviser’s obligations under ERISA and other applicable laws. In certain circumstances, the Adviser may, in accordance with its conflicts policy, refrain from making a discretionary decision on how to exercise the Fund’s voting rights or consent rights by abstaining or by aligning with the majority of other investors or with the sponsor’s or agent’s recommendation, including in circumstances where the Adviser’s clients whose assets are “plan assets” subject to Title I of ERISA are invested in a junior class of securities in a Portfolio Fund relative to the Fund. There can be no assurance that the Adviser will be permitted to exercise voting discretion in such circumstances or that such conflicts will be resolved in favor of the Fund.

Regulatory Restrictions, Affiliated Transactions and Position Limits

There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives. The Adviser has received the Section 17(d) Order, an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms), subject to certain terms and conditions.

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance.

The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. Under the terms of the Section 17(d) Order, the Fund’s ability to participate in certain investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) will require that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees reach certain conclusions in connection with such investments, including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. Other investments, including those where an affiliate does not have an existing investment in the issuer, will not require Independent Trustee approval.

Pursuant to the requirements of the Section 17(d) Order, the Board, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees, has approved co-investment policies and procedures describing how the Fund will comply with the Section 17(d) Order. Further, the Adviser has adopted policies and procedures which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. If the Adviser determines that the investment is not appropriate for the Fund, the investment will not be allocated to the Fund. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders.

The Fund, together with interests held by other clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in Portfolio Funds or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Fund may seek to invest in a Portfolio Fund’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Portfolio Fund not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Portfolio Fund and its affiliated persons. As a general matter, however, the Portfolio Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Portfolio Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Portfolio Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Portfolio Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

Allocation of the Adviser’s and its Affiliates’ Time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Adviser may receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Investment Management Fees.

Selection of Service Providers

Subject to the limitations of the 1940 Act and SEC guidance, the Adviser, the Fund and/or its existing and potential portfolio companies may engage service providers to perform certain non-advisory services in which Hamilton Lane, including its affiliates, either for its own accounts or the accounts of its clients, owns an interest (“affiliated service providers”).

The relationship between Hamilton Lane and an affiliated service provider will give rise to conflicts of interest between Hamilton Lane and the affiliated service provider, on the one hand, and clients of Hamilton Lane (including the Fund), on the other hand, to or with respect to whom such service provider provides services, or in respect of the Hamilton Lane clients (including the Fund) that have an interest in any potential or existing portfolio company or investment to or with respect to which any affiliated service provider provides services. In addition, affiliated service providers can provide services to third parties, including third parties that are competitors of Hamilton Lane or one or more of its affiliates, Hamilton Lane clients or their existing or potential portfolio companies or investments. In such cases, the affiliated service provider will generally not take into consideration the interests of the Fund or its portfolio companies, but rather will take into account its own interests.

An affiliated service provider may also come into possession of information that it is prohibited from acting on or disclosing (including on behalf of the Fund) as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the best interest of the Fund or a portfolio company.

When the Fund engages a service provider directly, the Board will select the Fund’s service providers (which may include affiliated service providers) and will determine the compensation of such providers without review by or the consent of any shareholders (but subject to Board approval). The Fund, regardless of the relationship between Hamilton Lane and the service provider, will bear the fees, costs and expenses related to such services. This will create an incentive for the Adviser to recommend a service provider in which Hamilton Lane owns an interest, or to otherwise select service providers based on the potential benefit to Hamilton Lane or its affiliates rather than to the Fund (subject to the requirements of the 1940 Act and applicable guidance). Furthermore, the Fund can engage the same service provider to provide services to the Fund that also provides services to Hamilton Lane or any such affiliate, which creates a potential conflict of interest to the extent the interests of such parties are not aligned.

DIVIDENDS AND DISTRIBUTIONS

The Fund has elected to be treated as, and intends to operate in a manner so as to qualify in each taxable year, as a RIC under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund is required to distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its Shareholders in each taxable year. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. The Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund expects to distribute net investment income, if any, and net realized capital gain, if any, at least annually; however, the Fund may distribute net investment income more frequently. The Fund may also pay a special distribution to comply with federal tax requirements. The Fund’s distributions will vary based on the performance of its underlying holdings. The distributions may be modified by the Board from time to time and the Board may make distributions in its sole discretion. To the extent that distributions include a return of capital to Shareholders, these are not dividends and are simply a return of the amounts that Shareholders invested. Although such distributions are not currently taxable, such distributions will have the effect of lowering a Shareholder’s tax basis in the Shares, which will result in a higher tax liability when the Shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund currently targets making annual distributions.

Unless Shareholders elect to receive distributions in the form of cash, the Fund makes its ordinary and special distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including portfolio investments), non-capital gains proceeds from the sale of assets (including portfolio investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in portfolio companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be provided to Shareholders via their financial intermediaries. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal income tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to qualify each year as a RIC under the Code. To maintain RIC tax status, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend, the amounts will be included in IRS Form 1099-DIV for the year in which the spillover dividend is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. In addition, certain wholly-owned subsidiaries through which the Fund invests have elected to be treated as a corporation for U.S. federal income tax purposes. Such subsidiaries will be subject to a corporate-level U.S. federal income tax, which tax may reduce the amount of cash available for distribution to Shareholders.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” DRIP pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP or by notifying the Administrator in writing at 235 West Galena Street, Milwaukee, Wisconsin 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may “opt-out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling the Administrator at (888) 882-8212.

All correspondence concerning the DRIP should be directed to the Administrator by mail at Hamilton Lane Private Assets Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling the Administrator at (888) 882-8212.

OUTSTANDING SECURITIES
(1) Title of Class	(2) Amount Authorized	(3) Amount Outstanding(1)
Class R	Unlimited	121,095,461
Class I	Unlimited	188,819,636
Class D	Unlimited	5,305,645

____________

(1)      As of June 30, 2026.

REPURCHASES OF SHARES

No Right of Redemption

The Fund is not a liquid investment.    No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders. The Adviser currently anticipates recommending to the Board that, under normal market circumstances, the Fund conduct tender offers of no more than 5% of the Fund’s net assets each quarter. However, in any given quarter, the Fund may or may not conduct a tender offer. The Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly tender offer of less than 5% of the Fund’s net assets or not conduct a quarterly tender offer in any quarter. Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Shareholders may withdraw their written tenders within the timeframe discussed in the applicable tender offer documentation if the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to Shareholders, less any applicable early repurchase fee, as set forth in the documentation for the applicable tender offer.

The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no future tender offers will be conducted by the Fund at all. If a tender offer is not made, Shareholders may not be able to sell their Shares as there is currently no secondary market for the Shares and it is unlikely that a secondary market for the Shares will develop. If a secondary market does develop, Shareholders may be able to sell their Shares only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses as a percent of assets. In some instances, the Fund may have to sell, distribute or otherwise dispose of investments (including pursuant to one or more secondary transactions) at a disadvantageous time for a price that is less than the price that could have been obtained if the investments were held for a longer period of time. The Fund is designed primarily for long-term investors and an investment in the Fund’s Shares should be considered illiquid.

The Fund will generally make tender offers, if any, to all Shareholders. The Fund will assume all fees and expenses related to a repurchase of Shares. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained. The Fund may also repurchase all of such a Shareholder’s Shares in the Fund. The Fund or the Adviser may waive the minimum account balance from time to time.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a FIFO “first-in, first-out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the

Board determines that doing so is in the best interests of the Fund. The early repurchase fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the early repurchase fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; (iv) pursuant to an automatic non-discretionary rebalancing program; and (v) with respect to employees of Hamilton Lane as a result of changes to Hamilton Lane’s employee investment plan. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all Shareholders regardless of Share class.

Subject to the considerations described above and in the Fund’s periodic tender offers sent to Shareholders, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. Repurchases may be oversubscribed, and no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. There is a risk that investors will not be able to withdraw the full amount that they submit to the Fund for repurchase in connection with a given tender offer, particularly in periods where there is a high level of repurchase requests or where holders of a large number of shares submit repurchase requests. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional Shares representing up to 2.00% of the aggregate NAV of its outstanding Shares without amending or extending the tender offer. However, the decision whether to accept for purchase additional outstanding Shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase. If a tender offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

•        whether any Shareholders of the Fund have requested to tender Shares to the Fund;

•        the working capital and liquidity requirements of the Fund;

•        the relative sizes of the repurchase requests and the Fund;

•        the past practice of the Fund in repurchasing Shares in the Fund;

•        the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•        the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

•        the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating portfolio investments), and the availability of information as to the value of its interests in underlying portfolio companies, Portfolio Funds and other portfolio investments.

As described above, in certain circumstances the Board may determine not to conduct a tender offer, or to conduct a tender offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the portfolio investments cannot be liquidated at their fair value, making a determination not to conduct tender offers more likely.

In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act. Adopting such a policy would require that the Fund make quarterly repurchase offers of between 5% and 25% of shares and would subject the Fund to the conditions of Rule 23c-3 which requires, among other things, that the Fund strike a daily NAV. Should the Fund elect to rely on Rule 23c-3, it will maintain an investment objective, strategies and investment policies, guidelines and restrictions that are materially equivalent to those of the Fund.

The Fund’s NAV per share may change materially from the date a tender offer is mailed to the tender valuation date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under the caption “CALCULATION OF NET ASSET VALUE; VALUATION.”

Other than the 2.00% early repurchase fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate to Shareholders, whose Shares are repurchased, costs and charges imposed by the Portfolio Fund in connection with portfolio investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any tender offer made by the Fund, without notice to the other Shareholders.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (ii) continued ownership of the Shares by such Shareholder may subject the Fund or any Shareholders to an undue risk of adverse tax consequences; or (iii) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares. Mandatory redemptions will be conducted consistent with Rule 23c-2 under the 1940 Act.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $10,000 worth of Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By purchasing Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund calculates the net asset value of each class of Shares as of the close of business on the last business day of each month, each date that a Share is repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5 under the 1940 Act. The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”), subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Policy provides that the Fund will value its portfolio investments at fair value.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Designee applies generally accepted valuation approaches and methods for fair value measurement. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies, investment sponsors or other business counterparties. In addition, in determining security prices, the Valuation Designee, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows. The Valuation Designee may also utilize third-party valuations if such valuations and/or valuation services are deemed reliable.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

Primary and Secondary Investments are generally valued based on the latest net asset value reported by the Portfolio Fund Manager or third-party sponsor.

If the net asset value of an investment is not available at the time the Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for an investment received by the Fund from a Portfolio Fund Manager or third-party sponsor until the Determination Date. Such cash flows are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Portfolio Fund Manager.

Where financial statements of a Portfolio Fund are prepared on a basis other than U.S. GAAP, the Valuation Designee may assess if the valuation methodology employed is equivalent to U.S. GAAP, or if an adjustment is necessary. In the case of non-U.S. GAAP financial statements, the Valuation Designee may conclude that a Portfolio Fund valuation provided by a Portfolio Fund Manager is U.S. GAAP equivalent, and therefore that no adjustment is required. Where Portfolio Fund financial statements are prepared on a basis inconsistent with U.S. GAAP, the Valuation Designee may review separately negotiated fair value statements or determine a fair valuation through discussion with the applicable Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Valuation Designee also tracks relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each investment which is reasonably available at the time the Fund values its investments. The Valuation Designee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Designee concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Designee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there generally are no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Valuation Designee is not able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next traded.

The Valuation Designee periodically reviews its valuation determinations with the Fund’s auditor and responds to any inquiries by such auditor regarding the Valuation Designee’s valuation methodologies. The Valuation Designee conducts a due diligence review of the valuation methodology used by each Portfolio Fund or lead or sponsoring private equity investors, as applicable. The Valuation Designee monitors the continuing appropriateness of the valuation methodology being used for the Fund’s investments.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the U.S., controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in Portfolio Funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder.

This discussion is based upon the Code, U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the U.S.;

•        a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•        a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective investors in the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated, and intends to operate in a manner so as to qualify in each taxable year, as a RIC under the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to corporate-level U.S. federal income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must meet the Annual Distribution Requirement for any taxable year. Income allocated to the Fund by an entity treated as a partnership (other than a qualified publicly traded partnership) for U.S. federal income tax purposes will retain its original tax character for purposes of the gross income test. Income realized by the Fund as a result of the Fund electing mark-to-market tax treatment for its PFIC investments will constitute qualifying income for purposes of this 90% annual gross income requirement, if applicable. For purposes of meeting the 90% gross income requirement, the Fund may make and/or hold certain investments through subsidiaries, including through U.S. and non-U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 21%, in addition to potential state and local income and excise taxes. The following discussion assumes that the Fund qualifies as a RIC.

Qualification and Taxation as a Regulated Investment Company

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is the Fund’s recognized net long-term capital gain in excess of recognized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible U.S. federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-level income tax for the taxable year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Portfolio Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax or U.S. federal excise tax thereon. In either event described in the preceding two sentences, the Fund will owe the excise tax only on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•        have in effect an election to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock, securities, or foreign currencies (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•        diversify its holdings so that at the end of each quarter of the taxable year:

•        at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

•        no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below — See “Taxation of U.S. Shareholders.”

The Fund may have investments, either directly or through the Portfolio Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Portfolio Funds) actually receives a corresponding amount of cash in respect of such income. For example, if the Portfolio Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Portfolio Funds, debt obligations that are restructured or modified in accordance with the strategy of a Portfolio Fund or that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Portfolio Funds, including as described below under the heading “Non-U.S. Investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net long-term capital losses (i.e., recognized long-term capital losses in excess of recognized short-term capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Portfolio Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to pay corporate-level U.S. federal income tax on any unrealized gain in its assets, as of the first day of its first taxable year as a RIC, that the Fund recognizes in the subsequent five-taxable-year period unless the Fund elects to recognize gain to the extent of any such unrealized appreciation in a deemed sale.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

The Fund’s Investments — General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund monitors its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include the investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

A Portfolio Fund in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in such Portfolio Fund. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

The Fund may acquire interests in Portfolio Funds organized outside the U.S. that are treated as corporations for U.S. tax purposes and that may be treated as PFICs for federal income tax purposes.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “Qualification and Taxation as a Regulated Investment Company” above.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the taxable year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a United States shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by United States shareholders. A “United States shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders (as defined above). If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. Prospective investors should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s recognized net long-term capital gains in excess of recognized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in-kind, as well as the specific tax consequences of owning and disposing of any securities actually distributed in-kind by the Fund.

The Fund may retain some or all of its recognized net long-term capital gains in excess of recognized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of recognized net long-term capital gains in excess of recognized net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.

U.S. Shareholders that have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year information on Form 1099-DIV to assist Shareholders in preparing their tax returns. In addition, the U.S. federal income tax character of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Income from Repurchases of Shares

In General.    A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment.    In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•        results in a “complete termination” of such U.S. Shareholder’s ownership of Shares;

•        results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•        is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied. If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Distribution Treatment.    If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange.

If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares. Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend.

This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent the attribution of unrelated business taxable income (“UBTI”) to its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Prospective investors should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than certain U.S.-source interest income and recognized net short-term capital gains in excess of recognized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the U.S., the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the

Fund will not be required to withhold U.S. federal income tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are attributable to the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are attributable to the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the U.S.) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met. Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), U.S. federal income and withholding tax may also apply to such distributions and gains if the Fund is treated as a “United States real property holding corporation” (“USRPHC”).

Generally, a USRPHC is a domestic corporation that holds “United States real property interests” (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or an entity that has been a USRPHC in the last five years. If the Fund were treated as a USRPHC, the Fund would be required to withhold U.S. federal income tax on the proceeds of a share redemption by a Non-U.S. Shareholder in which case such Non-U.S. Shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption. Such tax does not apply, however, to the disposition of stock in a RIC that is “domestically controlled.” Generally, a RIC is “domestically controlled” if less than 50% of its stock, by value, has been owned directly or indirectly by non-U.S. persons during a continuous five-year period ending on the date of disposition or, if shorter, during the entire period of the RIC’s existence. The Fund cannot assure that it will not constitute a USRPHC or that it will qualify as a “domestically controlled” RIC. If the Fund were to fail to so qualify, amounts received by a Non-U.S. Shareholder on certain dispositions of Shares (including a redemption pursuant to a repurchase request) would be subject to tax as if it were a U.S. Shareholder unless (i) the Shares were “regularly traded” on an established securities market and (ii) the Non-U.S. Shareholder did not, at any time during a specified testing period, hold more than 5% of the Fund’s Shares. However, it is not anticipated that the Shares will be “regularly traded” on an established securities market. In addition, under FIRPTA, such dispositions by Non-U.S. Shareholders would be subject to a 15% withholding tax.

Further, distributions to a Non-U.S. Shareholder that are attributable to gain from sales or exchanges by the Fund of USRPIs, whether or not designated as capital gain dividends, will cause the Non-U.S. Shareholder to be treated as recognizing gain that is income effectively connected with the conduct of a trade or business in the United States. Non-U.S. Shareholders will be taxed on this gain at the same rates applicable to U.S. Shareholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, this gain may be subject to a 30% (or lower applicable treaty rate) branch profits tax in the hands of a Non-U.S. Shareholder that is a corporation. A distribution is not attributable to a USRPI if the interest in the underlying asset is held by the Fund solely as a creditor.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains recognized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the U.S. (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the U.S. and the beneficial owner’s country of tax residence. Each prospective investor should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CERTAIN ERISA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Shares by (i) “employee benefit plans” that are subject to Title I of ERISA, (ii) plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Other Plan Laws”), and (iii) entities whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i) and (ii) (each of the foregoing described in clauses (i), (ii) and (iii) referred to herein as a “Plan”).

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (defined below) and prohibit certain transactions involving the assets of Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is generally defined to include (a) “employee benefit plans” within the meaning of Section 3(3) of ERISA that are subject to Title I of ERISA, (b) “plans” within the meaning of Section 4975 of the Code to which the provisions of Section 4975 of the Code are applicable (including, without limitation, “Keogh” plans and IRAs) and (c) entities whose underlying assets include the assets of any such employee benefit plan or plan described in clauses (a) and (b) above by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In considering an investment in the Shares of a portion of the assets of any Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code or any Other Plan Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Other Plan Laws.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described below, the acquisition and/or holding of the Shares by a Benefit Plan Investor with respect to which the Fund or the Adviser is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor (the “DOL”) has issued prohibited transaction class exemptions, or “PTCEs,” that may apply to the acquisition and holding of the Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition, Section 408(17) of ERISA and Section 4975(d)(20) of the Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Benefit Plan Investor involved in the transaction and provided further that the Benefit Plan Investor pays no more than adequate consideration in connection with the transaction. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring Shares in reliance on these or any other exemption should carefully review the exemption in consultation with counsel to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Assets

Under ERISA and the regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”), when a Benefit Plan Investor acquires an equity interest in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors or that the entity is an “operating company,” each as defined in the Plan Assets Regulation.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets.” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund. Other Plans

Certain Plans, such as governmental plans and non-U.S. plans, may not be subject to ERISA or Section 4975 of the Code, but may be subject to provisions of Other Plan Laws which may restrict the type of investments such a Plan may make or otherwise have an impact on such a Plan’s ability to invest the Fund. Accordingly, each Plan, including governmental and foreign plans, considering an investment in the Shares should consult with their legal advisors regarding their proposed investment in the Shares.

Representation

By acceptance of the Shares, each purchaser and subsequent transferee of the Shares will be deemed to have represented and warranted that either (i) no portion of the assets used by such purchaser or transferee to acquire or hold the Shares constitutes assets of any Plan or (ii) the purchase and holding of the Shares by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Other Plan Laws.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the U.S. Department of Labor regarding their assets, liabilities and expenses. To facilitate a plan administrator’s compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the Investment Management Fee payable to the Adviser are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

The foregoing discussion of ERISA, the Code and Other Plan Law issues should not be construed as legal advice. Fiduciaries of Plans should consult their own legal advisors with respect to issues arising under ERISA, the Code and applicable Other Plan Laws make their own independent decision regarding an investment in the Fund. The foregoing discussion is general in nature and is not intended to be all-inclusive. Each Plan fiduciary should consult with its legal advisors concerning the considerations discussed above before making an investment in the Fund. As indicated above, Other Plan Laws governing the investment and management of the assets of Plans that are not subject to Title I of ERISA or Section 4975 of the Code, such as governmental plans and non-U.S. plans, may contain fiduciary responsibility and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code. Accordingly, such Plans, in consultation with their legal advisors, should consider the impact of their respective laws and regulations on an investment in the Fund and the considerations discussed above, if applicable.

ELIGIBLE INVESTORS

Each prospective investor in the Fund is required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The criteria for qualifying as a “qualified client” is set forth in the subscription document that must be completed by each prospective investor in this offering.

Shares are being offered in this offering only to investors that meet the criteria for qualifying as “qualified clients” who are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund appear in subscription documents that must be completed by each prospective investor in this offering. Existing Shareholders who request to purchase additional Shares are required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act of 1933, as amended, or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (888) 882-8212. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS — Taxation of Non-U.S. Shareholders.”

DESCRIPTION OF SHARES

The Fund is offered on a continuous basis and is authorized to offer three separate classes of Shares designated as Class R Shares, Class I Shares and Class D Shares. While the Fund presently offers three classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class R Shares, Class I Shares and Class D Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; and (7) any conversion features, as permitted under the 1940 Act.

PURCHASING SHARES

Purchase Terms

Investors may purchase Shares directly from the Fund or may purchase Shares through a financial intermediary. Financial intermediaries may establish different minimum investment requirements than the Fund. The minimum initial investment in the Fund by any investor in Class R Shares, Class I Shares and Class D Shares. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given financial intermediary may have Shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000. Shares purchased through a financial intermediary will normally be held in an investor’s account with that firm but may be held with a custodian designated by the investor and approved by the Fund and Transfer Agent. Not all financial intermediaries offer all classes of Shares. The Fund reserves the right to waive the investment minimums discussed above, including for investors introduced to the Fund by certain financial intermediaries and introducing brokers.

If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase. Class Y Shares are only offered through certain self-clearing financial intermediaries and directly through the Fund’s Transfer Agent. Investors subscribing directly through the Fund’s Transfer Agent, without a financial intermediary, will be required to be an “accredited investor” within the meaning of Rule 501 under the Securities Act. Employees of Hamilton Lane and its affiliates are not subject to this limitation. The purchase price of Shares offered as of the first business day of each month is based on the net asset value per Share as of the last business day of the immediately preceding month. Fractions of Shares will be issued to one one-thousandth of a Share.

The Fund reserves the right to accept amounts below the stated minimums for Trustees of the Fund and employees of Hamilton Lane and its affiliates. In addition, the minimum initial and additional investments may be reduced by either the Fund or, pursuant to authority delegated by the Board, the Adviser and certain officers of the Fund, for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or Distributor, the investor’s holdings in other funds affiliated with the Adviser or Distributor, and such other matters as the Adviser may consider relevant at the time. The minimum initial and additional investments may also be reduced by either the Fund or, pursuant to authority delegated by the Board, the Adviser and officers of the Fund, for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as are considered relevant at the time. In addition, the Fund may aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. The Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as are considered relevant at the time. The Board has authorized the Adviser and certain officers of the Fund, subject to certain conditions as the Board deems necessary and appropriate, to make these determinations on behalf of the Fund pursuant to authority delegated by the Board. The Board may withdraw this delegation at any time and for any reason.

The Fund has authorized one or more brokers to receive purchase orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Class R Shares are sold at the public offering price, which is the NAV plus an initial maximum 3.50% sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class R Shares — Sales Charge Schedule

Front-End Sales Charge As a % Of Offering Price	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % of Offering Price
3.50%	3.63%	3.50%

Class I Shares and Class D Shares are each not subject to a sales charge; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class I or Class D Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their financial intermediary about the sales charge and any additional fees or charges their financial intermediary might impose on each class of Shares.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) three business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed subscription document (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or properly completed documentation are not received from a prospective investor prior to the cut-off dates pertaining to a particular monthly subscription date, the Fund may hold the relevant funds for processing in the next monthly subscription.

Pending any offering, funds received from prospective investors will be placed in a non-interest bearing account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.

Converting Shares

Investors eligible to purchase Class I Shares may convert Class R Shares and Class D Shares to Class I Shares. Class R Shares and Class D Shares will automatically convert into Class D Shares if the total sales charge would otherwise exceed the limits of FINRA Rule 2341. Class I Shares are not subject to any upfront sales charge. Class I Shares are not subject to a Distribution and Servicing Fee. For all accounts, Class I Shares require a minimum investment of $25,000. Investors subscribing through a given financial intermediary may have Shares aggregated to meet this minimum, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000. The Fund reserves the right to waive the investment minimums discussed above, including for investors introduced to the Fund by certain financial intermediaries and introducing brokers.

You can process your conversion by contacting your financial intermediary. You may also send conversion requests to the Fund’s transfer agent by mail to Hamilton Lane Private Assets Fund c/o UMBFS, 235 West Galena Street, Milwaukee, Wisconsin 53212.

Sales Load — Class R Shares

Investors in Class R Shares may be charged a sales charge of up to 3.50% of the subscription amount. The sales load for Class R Shares will be deducted out of the Shareholder’s subscription amount, and will not constitute part of such Shareholder’s capital contribution to the Fund or part of the assets of the Fund. No sales load may be charged without the consent of the Distributor.

Investors may be able to buy Class R Shares subject to a waived or reduced sales load, if applicable (i.e., “load-waived”), when they are:

(i)     reinvesting distributions;

(ii)    a current or former trustee of the Fund;

(iii)   an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell Class R Shares; or

(iv)   purchasing Class R Shares through a financial services firm that has a special arrangement with the Fund.

Financial intermediaries typically receive the sales load with respect to Class R Shares purchased by their clients. Financial intermediaries may, in their sole discretion, reduce or waive the sales load on a non-scheduled basis in individual cases. The availability of any such sales load reduction or waiver may depend on the particular financial intermediary, or type of account through which an investor purchases or holds Shares, or such other factors as determined by the financial intermediary. Investors should contact their financial intermediary for more information regarding applicable sales load waivers and discounts that may be available to them and the financial intermediary’s related policies and procedures.

In addition, the Fund will combine purchases of Class R Shares made by a Shareholder, the Shareholder’s spouse or domestic partner, and dependent children when it calculates the applicable sales load.

It is the Shareholder’s responsibility to determine whether a reduced sales load would apply pursuant to the listed sales load waivers listed above, including by communicating with his or her selling agent or financial intermediary through whom the purchase is made, as applicable. The Fund is not responsible for making such determination. To receive a reduced or waived sales load, notification must be provided at the time of the purchase order. Notice should be provided to the selling agent or financial intermediary through whom the purchase is made so they can notify the Fund and give the Fund sufficient information to permit the Distributor to confirm that the Shareholder qualifies for such a reduction or waiver.

Payments to Financial Intermediaries

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The Fund may also pay fees to financial intermediaries outside of its Distribution and Service Plan for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Additionally, the Fund may pay a servicing fee to a financial intermediary for providing ongoing services in respect of clients with whom it has distributed Shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

ADDITIONAL INFORMATION

Futures Transactions

The Adviser with respect to the Fund has filed a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”). Pursuant to CFTC Regulation 4.5, the Fund and the Adviser expect not to be subject to regulation as a commodity pool or commodity pool operator (“CPO”) under the Commodity Exchange Act of 1974, as amended (the “CEA”). If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

Subsidiaries

The Fund invests all or substantially all of its assets through one or more wholly-owned Subsidiaries. Certain Subsidiaries may be taxed as corporations in order for the Fund to satisfy the requirements to qualify as, and maintain its eligibility for favorable tax treatment as, a RIC under Subchapter M of the Code. Such Subsidiaries will not be registered under the 1940 Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

Each investment adviser to any such foreign Subsidiary will comply with Section 15 of the 1940 Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board of Trustees in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees; and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary. Any Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody.

SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Agreement and Declaration of Trust. A prospective investor and his or her adviser should carefully review the Agreement and Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Agreement and Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Agreement and Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Liability of Shareholders

Under Delaware law and the Agreement and Declaration of Trust, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Shareholder, or the Board may reduce any amount payable by the Fund to a Shareholder in respect of a redemption of Shares, in accordance with the Agreement and Declaration of Trust in certain circumstances. See “REPURCHASES OF SHARES — Periodic Repurchases.”

Legal Proceedings

The Agreement and Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Agreement and Declaration of Trust. However, shareholders should be aware that they cannot waive their rights under the federal securities laws. The Agreement and Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Agreement and Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Fund’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Fund also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

Limitation of Liability; Indemnification

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Agreement and Declaration of Trust.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)    upon the affirmative vote to dissolve the Fund by a majority of the Trustees of the Board; or

(2)    as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

REPORTS TO SHAREHOLDERS

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be provided to Shareholders. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

The Fund’s fiscal year-end is March 31. The Fund’s taxable year-end is September 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Fund and in such capacity audits the Fund’s annual financial statements and provides other audit related services. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

The Fund has engaged Simpson Thacher & Bartlett LLP, located at 900 G Street, N.W., Washington, D.C. 20001 to serve as the Fund’s legal counsel. Richards, Layton & Finger, P.A., Wilmington, Delaware, acts as special Delaware counsel to the Fund.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: Hamilton Lane Advisors, L.L.C., located at 110 Washington Street, Suite 1300, Conshohocken, Pennsylvania 19428.

HAMILTON LANE PRIVATE ASSETS FUND

Class R Shares
Class I Shares
Class D Shares

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PROSPECTUS

_____________________

August 1, 2026

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Hamilton Lane Private Assets Fund

Dated August 1, 2026

c/o Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428
(866) 361-1720

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Hamilton Lane Private Assets Fund (the “Fund”) dated August 1, 2026, as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. The Fund’s audited financial statements and financial highlights appearing in the annual report to Shareholders for the fiscal year ended March 31, 2026 (the “Annual Report”) are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above. You may also obtain a copy of the Prospectus on the SEC’s website at www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940 Act, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

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INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategies” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategies” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

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FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (the “Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

1)      Issue any senior security, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

2)      Borrow money, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

3)      Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

4)      Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the 1940 Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

5)      Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

6)      Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the 1940 Act.

7)      Invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Portfolio Funds (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Portfolio Fund or Funds, in aggregate, that it knows concentrates its assets in a single industry.

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With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets”. For purposes of this policy, private assets include Direct Investments (except for publicly listed private equity investments), Portfolio Funds, Secondary Investments, and Opportunistic Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds that the Fund reasonably expects to be called in the future, as qualifying private assets for purposes of its 80% policy. The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private assets in non-fundamental and may be changed by the Board, upon 60 days’ prior written notice to Shareholders, provided that the Fund provides such notice in advance of a tender offer and such tender offer is not oversubscribed. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements of its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy as soon as reasonably practicable.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus and this Statement of Additional Information is determined at the time of investment unless otherwise stated therein. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics or a sale of securities will not constitute a violation of that limitation.

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ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by private funds, holding vehicles or other investment vehicles (collectively, “Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) in which the Fund invests. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Portfolio Funds; however, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Equity Securities

The Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private markets focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Control Positions

Portfolio Funds may take control positions in portfolio companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible

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due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative Instruments

Although not a principal investment strategy, the Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions.

The Adviser with respect to the Fund has filed a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”). Pursuant to CFTC Regulation 4.5, the Fund and the Adviser expect not to be subject to regulation as a commodity pool or commodity pool operator under the Commodity Exchange Act of 1974, as amended (the “CEA”). If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Certain risks associated with derivatives are described under “INVESTMENT RELATED RISKS — Derivative Instruments” in the Prospectus.

Options and Futures

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

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A Portfolio Fund may purchase call and put options on specific securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC. Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow-based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

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Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes

A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Yield Curve Options

A Portfolio Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

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Rights and Warrants

A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate, Mortgage and Credit Swaps

A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled

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option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps

A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps

A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Repurchase Agreements and Reverse Repurchase Agreements

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times

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the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.

Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and Corporate Bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions.

Distressed Securities

The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Additional Method of Investing in a Portfolio Fund

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund or where the Adviser elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the 1940 Act). On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment.

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When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser.

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BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s amended and restated agreement and declaration of trust (“Agreement and Declaration of Trust”). The Board has overall responsibility for the supervision of the management and business operations of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The trustees of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees of the Board are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below. See “BOARD OF TRUSTEES AND OFFICERS — Independent Trustees” and “BOARD OF TRUSTEES AND OFFICERS — Interested Trustees.”

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INDEPENDENT TRUSTEES

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957	Trustee	Since January 2022	Owner and Principal of Gail S Ball, LLC (2022 – present); Executive in Residence and Special Program Director of WE Hatch (entrepreneurship program) (2020 – 2022)	6	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964	Trustee	Since January 2022	Chief Investment Officer and Founder of Innovation Beta (since 2017)	6	N/A
Jeffrey P. Ladouceur Birth Year: 1970	Trustee (Chairman)	Since Inception	Director of SEI Investments (since 2010)	6	N/A

____________

(1)      Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212.

(2)      Each Trustee serves an indefinite term, until his or her successor is elected.

(3)      “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

(4)      Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

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INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER(3)	OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE OR OFFICER
Andrew Schardt(5) Birth Year: 1978	Trustee, Co-President and Co-Principal Executive Officer	Since Inception	Managing Director, Evergreen Portfolio Solutions (2026 – Present); Managing Director, Co-Head of Direct Equity Investments (2025 – 2026); Vice Chairman, Head of Investment Strategy and Head of Direct Equity at Hamilton Lane, L.L.C. (2023 – 2025); Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (2008 – 2023)	6	N/A
Brian Charles Gildea(5) Birth Year: 1974	Trustee, Co-President and Co-Principal Executive Officer	Since May 2023	Managing Director, Evergreen Portfolio Solutions (2026 – Present); Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (2009 – 2026)	6	N/A
Kaylin Liu Birth Year: 1989	Treasurer and Principal Financial Officer	Since July 2025	Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2015)	N/A	N/A
Mary Kathleen Leonard Birth Year: 1985	Secretary	Since May 2026	Senior Counsel at Hamilton Lane Advisors, L.L.C. (since 2025); Chief Capital Officer at Bel Canto Asset Growth Fund (2023 – 2024); Senior Vice President at Blackstone Inc. (2016 – 2022)	N/A	N/A
Tracy Woodward Birth Year: 1972	Assistant Treasurer	Since July 2025	Fund Controller, Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2017)	N/A	N/A
Kristin Jumper Birth Year: 1984	Assistant Secretary	Since August 2021

Head of Investment Legal at Hamilton Lane Advisors, L.L.C. (since 2024); Head of Legal — Transactions at Hamilton Lane Advisors, L.L.C. (2021 – 2024); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)

				N/A	N/A
Gerard Scarpati Birth Year: 1955	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A

____________

(1)      Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212.

(2)      Each Trustee serves an indefinite term, until his or her successor is elected.

(3)      “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

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(4)      Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

(5)      Messrs. Schardt and Gildea are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Agreement and Declaration of Trust. The Board is currently composed of five members, three of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”) and a nominating committee (the “Nominating Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Jeffrey P. Ladouceur to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian and distributor. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm

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of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of Ms. Ball and Messrs. Galbraith and Ladouceur.

During the fiscal year ended March 31, 2026, the Audit Committee met five times.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of Ms. Ball and Messrs. Galbraith and Ladouceur.

During the fiscal year ended March 31, 2026, the Nominating Committee met three times.

Trustee Ownership of Securities

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the family of investment companies (including all of the registered investment companies advised by the Adviser) as of December 31, 2025, is set forth in the table below.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES(1)
Independent
Gail Susan Ball	None	None
Timothy S. Galbraith	$10,001 – $50,000	Over $100,000
Jeffrey P. Ladouceur	None	None
Interested
Andrew Schardt	Over $100,000	Over $100,000
Brian Charles Gildea	Over $100,000	Over $100,000

____________

(1)      The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

As of June 30, 2026, the Trustees and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund.

As of December 31, 2025, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Adviser or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

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Trustee Compensation

The following table sets forth the compensation paid to each Independent Trustee for the Fund’s fiscal year ended March 31, 2026. The Trustees who are “interested persons,” as defined in the 1940 Act, of the Fund and the Fund’s officers, do not receive compensation from the Fund. In consideration of the services rendered by the Independent Trustees, effective July 1, 2026, the Fund pays each Independent Trustee a retainer of $60,000 per year. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. Trustees that are interested persons and officers, excluding the Chief Compliance Officer, will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Name of Person, Position	Aggregate Compensation from the Fund	Total Compensation from Fund Complex*
Independent Trustees
Gail Susan Ball	$35,000	$110,000
Timothy S. Galbraith	$35,000	$110,000
Jeffrey P. Ladouceur	$40,000	$115,000

____________

*        “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

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CODES OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Hamilton Lane Advisors, L.L.C. (“Hamilton Lane” or the “Adviser”), a Pennsylvania limited liability company, serves as the investment adviser to the Fund. The Adviser, first established in 1991, is a publicly-owned firm that provides alternative asset management services to institutional investors worldwide. The Adviser manages capital through funds-of-funds, separate accounts and direct investment funds. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement (the “Investment Management Agreement”).

The Adviser and its affiliates may serve as investment managers to other funds that have investment programs that are similar to the investment program of the Fund, and the Adviser or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

The Investment Management Agreement became effective as of March 14, 2025 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person (or in reliance on exemptive relief or guidelines that allow the renewal to be approved at a non-in-person meeting) at a meeting called for the purpose of voting on such approval. See “VOTING” in the Prospectus. The Investment Management Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s most recent approval of the Investment Management Agreement is available in the Fund’s report to shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance bad faith, reckless disregard or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Investment Management Fee is paid quarterly at a rate equal to 1.40% on an annualized basis of the Fund’s Managed Assets, calculated monthly based on Managed Assets at the end of the month, provided that the Fund’s Shares are generally only offered on the first business day of each month. Furthermore, to the extent the Fund’s Shares are offered more frequently, the investment management fee will be calculated as of the average daily Managed Assets for each day the Fund offers Shares. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than

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money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

Under the Investment Management Agreement, the Adviser can elect to receive all or a portion of the Investment Management Fee and/or Incentive Fee in Shares of the Fund in lieu of cash, subject to the requirements of the 1940 Act and the applicable exemptive relief from the SEC. The Fund has received an exemptive order from the SEC to allow the Fund to pay the Adviser all or part of the investment management fees earned by the Adviser in Shares in lieu of paying an equivalent amount in cash.

During the fiscal year ended March 31, 2024, the Investment Management Fee paid by the Fund to the Adviser was $17,099,985. During the fiscal year ended March 31, 2025, the Investment Management Fee paid by the Fund to the Adviser was $41,158,314. During the fiscal year ended March 31, 2026, the Investment Management Fee paid by the Fund to the Adviser was $68,825,935.

In addition, at the end of each calendar quarter, the Adviser is entitled to receive an incentive fee (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee and the Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund on the last day of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the month end prior to the commencement of the relevant quarterly period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). The Incentive Fee calculation is effective as of the date of the first investment in the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”) on September 2, 2020. The Fund commenced operations on January 4, 2021, following the reorganization of the Predecessor Fund with and into the Fund, which was effective as of the close of business on December 31, 2020. The Adviser will waive any differences of the Incentive Fee calculated under the Prior Investment Management Agreement and under the Investment Management Agreement for the period from September 2, 2020 until the most recent quarter end prior to the Fund’s shareholders’ approval of the Investment Management Agreement on March 14, 2025.

The Fund maintains a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly.

During the fiscal year ended March 31, 2024, the Incentive Fee incurred by the Fund was $22,280,970. During the fiscal year ended March 31, 2025, the Incentive Fee incurred by the Fund was $23,141,020. During the fiscal year ended March 31, 2026, the Incentive Fee incurred by the Fund was $68,676,465.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Shares, including brokers or dealers that may be affiliated with the Adviser.

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The Adviser has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive the Investment Management Fee and other fees payable to it by the Fund, and to pay or absorb expenses of the Fund (a “Waiver”) to ensure that the Total Annual Expenses of the Fund (excluding taxes, interest, brokerage commissions, other transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) will not exceed 1.45% of the average daily net assets of Class R Shares, 0.75% of the average daily net assets of Class I Shares and 1.00% of the average daily net assets of Class D Shares. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

The Adviser has approved the continuance of the Expense Limitation Agreement through at least July 31, 2027, unless and until the Board approves its modification or termination upon written notice to the Adviser. The Expense Limitation Agreement has a term ending one-year from the date the Fund commenced operations, and automatically renews thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

During the fiscal year ended March 31, 2024, March 31, 2025 and March 31, 2026, there were no fees recouped by the Adviser.

Investment Committees

The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are the members of the Evergreen Portfolio Committee.

Other Accounts Managed by the Portfolio Managers(1)

The Portfolio Managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Name	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	2 accounts, $1,277,000,104	31 accounts, $9,408,761,631	30 accounts, $10,343,000,000	2 accounts, $655,527,674	37 accounts, $21,470,054,896	13 accounts, $2,010,000,000
Juan Delgado-Moreira	2 accounts, $1,277,000,104	36 accounts, $9,913,433,853	34 accounts, $11,968,000,000	2 accounts, $655,527,674	49 accounts, $24,629,276,529	13 accounts, $2,010,000,000
Brian Charles Gildea	2 accounts, $1,277,000,104	9 accounts, $3,672,995,332	1 accounts, $125,000,000	2 accounts, $655,527,674	32 accounts, $20,637,424,086	5 accounts, $1,185,000,000
Thomas Kerr	2 accounts, $1,277,000,104	17 accounts, $4,912,595,838	12 accounts, $8,006,000,000	2 accounts, $655,527,674	47 accounts, $25,183,199,935	6 accounts, $1,285,000,000
Richard Hope	2 accounts, $1,277,000,104	18 accounts, $5,444,752,404	9 accounts, $6,022,000,000	2 accounts, $655,527,674	47 accounts, $29,729,147,007	7 accounts, $1,435,000,000
Andrew Schardt	2 accounts, $1,277,000,104	20 accounts, $5,595,267,555	12 accounts, $8,006,000,000	2 accounts, $655,527,674	46 accounts, $24,405,226,061	7 accounts, $1,435,000,000
Bryan Jenkins	2 accounts, $1,277,000,104	3 accounts, $2,135,604,539	Zero accounts	2 accounts, $655,527,674	5 accounts, $7,780,119,397	Zero accounts
Jacqueline Rantanen	2 accounts, $1,277,000,104	29 accounts, $9,208,246,480	30 accounts, $10,343,000,000	2 accounts, $655,527,674	22 accounts, $12,632,809,989	13 accounts, $1,985,000,000
Stephen Brennan	2 accounts, $1,277,000,104	29 accounts, $9,208,246,480	30 accounts, $10,343,000,000	2 accounts, $655,527,674	22 accounts, $12,632,809,989	13 accounts, $1,985,000,000

21

Name	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Erik Hirsch	2 accounts, $1,277,000,104	34 accounts, $9,823,183,853	32 accounts, $11,538,000,000	2 accounts, $655,527,674	43 accounts, $27,195,315,663	13 accounts, $2,010,000,000
Brent Burnett	2 accounts, $1,277,000,104	31 accounts, $9,298,496,480	34 accounts, $11,968,000,000	2 accounts, $655,527,674	35 accounts, $16,511,637,706	13 accounts, $1,985,000,000

____________

(1)      Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of the Portfolio Managers

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

Portfolio Manager Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Portfolio Managers (As of March 31, 2026)(1)
Mario Giannini	Over $1,000,000
Brian Gildea	$100,001 – $500,000
Richard Hope	None
Andrew Schardt	Over $1,000,000
Thomas Kerr	$500,001 – $1,000,000
Jacqueline Rantanen	None
Stephen Brennan	Over $1,000,000
Bryan Jenkins	None
Juan Delgado-Moreira	None
Erik Hirsch	None
Brent Burnett	None

____________

(1)      The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

22

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser generally selects brokers and dealers to effect transactions on behalf of the Fund in substantially the following manner.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. As described below, the Adviser may place orders with brokers that provide research services. Such transactions shall comply with the safe harbor (the “Safe Harbor”) under Section 28(e) of the Exchange Act, with respect to the receipt of such services.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders with brokers that provide the Fund and the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. Given the private markets focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds, nor are soft dollar arrangements utilized by the Fund. During the fiscal year ended March 31, 2024, the Fund paid no brokerage commissions. During the fiscal years ended March 31, 2025 and March 31, 2026, the Fund paid brokerage commissions totaling $350 and $103, respectively.

As of March 31, 2026, the Fund held no securities of its regular brokers or dealers (or their parents).

23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Fund and in such capacity audits the Fund’s annual financial statements and provides other audit related services. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, located at 900 G Street, N.W., Washington, D.C. 20001, serves as the Fund’s legal counsel. Richards, Layton & Finger, P.A., Wilmington, Delaware, acts as special Delaware counsel to the Fund.

CUSTODIAN

UMB Bank, n.a., which has its principal office at P.O. Box 219716, Kansas City, Missouri 64121 (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the 1940 Act. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.

CALCULATION OF NET ASSET VALUE

The Fund calculates the net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of each class of shares will be calculated separately based on the fees and expenses applicable to such class. It is expected that the net asset values of Class R Shares, Class I Shares and Class D Shares will vary over time as a result of the differing fees and expenses applicable to each class.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling the Fund at (888) 882-8212; or (ii) by visiting the SEC’s website at www.sec.gov.

24

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of June 30, 2026, there were no record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Fund or any class of Shares.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and financial highlights in the Annual Report for the fiscal year ended March 31, 2026, including the report of Cohen & Company, Ltd., the Fund’s independent public accounting firm also appearing therein, are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 888-988-9882, by visiting the Fund’s website at www.hamiltonlane.com or by visiting the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

25

APPENDIX A

Hamilton Lane Advisors, L.L.C.
PROXY POLICY AND PROCEDURE

INTRODUCTION

Hamilton Lane Advisors, L.L.C. (“Hamilton Lane” or the “Adviser”) acts as the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton Lane has adopted the following policies and procedures to provide information on Hamilton Lane’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton Lane.

GENERAL GUIDELINES

Hamilton Lane’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton Lane considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton Lane has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton Lane’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton Lane typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton Lane may conduct research internally and/or use the resources of an independent research consultant. Hamilton Lane may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton Lane acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton Lane’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton Lane, any affiliate or any person associated with Hamilton Lane will be considered only to the extent that Hamilton Lane has actual knowledge of such relationships. Hamilton Lane then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton Lane’s interests or the interests of a person affiliated with Hamilton Lane on the other, Hamilton Lane will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton Lane may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton Lane to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton Lane will not discuss with members of the public how they intend to vote on any particular proxy proposal.

____________

1        Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

A-1

ISS PROXY EXCHANGE

Hamilton Lane has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton Lane’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton Lane’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton Lane’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton Lane has voting rights.

ISS provides two options for how proxy ballots are executed:

1.      Implied Consent: ISS executes ballots on Hamilton Lane’s behalf based on policy guidelines chosen at the time Hamilton Lane entered into the relationship with ISS.

2.      Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton Lane’s behalf without first receiving Hamilton Lane’s specific voting instructions via ProxyExchange.

Hamilton Lane has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton Lane has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton Lane will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton Lane has instructed ISS not to cast a vote on Hamilton Lane’s behalf unless Hamilton Lane provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton Lane as HLPAF’s advisor. Hamilton Lane will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling (888) 882-8212; (ii) by visiting the Fund’s website at www.hamiltonlane.com or (iii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton Lane is presently either an advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton Lane portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

____________

2        Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

A-2

PART C:
OTHER INFORMATION

Hamilton Lane Private Assets Fund (the “Registrant”)

Item 25.     Financial Statements and Exhibits

(1)	Financial Statements:
	Part A	Financial Highlights are included in Part A of this registration statement.
	Part B	Incorporated by reference from the Registrant’s Annual Report for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission on Form N-CSR on June 9, 2026.
(2)	Exhibits
	(a)(1)	Amended and Restated Declaration of Trust(1)
	(a)(2)	Certificate of Trust(2)
	(a)(3)	Certificate of Amendment of Certificate of Trust(3)
	(b)	Amended and Restated By-Laws of the Registrant(4)
	(c)	Not applicable.
	(d)	Amended and Restated Multiple Class Plan(3)
	(e)	Dividend Reinvestment Plan(3)
	(f)	Not applicable.
	(g)(1)	Amended and Restated Investment Management Agreement(5)
	(h)(1)	Distribution Agreement(4)
	(h)(2)	Amended and Restated Distribution and Service Plan(6)
	(i)	Not applicable.
	(j)	Custody Agreement(7)
	(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement(1)
	(k)(2)	Amended and Restated Expense Limitation and Reimbursement Agreement(3)
	(k)(3)	Escrow Agreement(7)
	(k)(4)	Form of Joint Liability Insurance Agreement(4)
	(k)(5)	Form of Amended and Restated Administration Agreement(5)
	(l)(1)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP(8)
	(l)(2)	Opinion and Consent of Delaware Counsel(3)
	(m)	Not applicable.
	(n)	Consent of Cohen & Company, Ltd.(3)
	(o)	Not applicable.
	(p)	Not applicable.
	(q)	Not applicable.
	(r)(1)	Code of Ethics of Registrant and Hamilton Lane Advisors, L.L.C.(4)
	(s)	Filing Fee Table(3)
	(t)	Power of Attorney(3)

____________

(1)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on December 14, 2020.

(2)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on February 14, 2020.

(3)      Filed herewith.

(4)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on July 6, 2020.

(5)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on July 29, 2025.

(6)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on March 22, 2021.

(7)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on July 29, 2021.

(8)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on July 26, 2024.

(9)      Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-23509), filed on July 22, 2022.

Item 26.     Marketing Arrangements

Not applicable.

Item 27.     Other Expenses of Issuance and Distribution of Securities Being Registered

Not applicable.

Item 28.     Persons Controlled by or Under Common Control with Registrant

No other person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by Hamilton Lane Advisors, L.L.C., the investment adviser to the Registrant (the “Adviser”), and Hamilton Lane Inc., the ultimate parent company of the Adviser. The Adviser was formed under the laws of the Commonwealth of Pennsylvania. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-55813).

Item 29.     Number of Holders of Securities

Title of Class	Number of Shareholders*
Class R	14,533
Class I	13,843
Class D	748

____________

*        As of June 30, 2026.

Item 30.     Indemnification

Reference is made to Article VIII, Section 8.2 of the Registrant’s Agreement and Declaration of Trust. The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.     Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-55813), and is incorporated herein by reference.

Item 32.     Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules promulgated thereunder are maintained by the Adviser, the Administrator and/or the Transfer Agent. The address of each is as follows:

1.      Hamilton Lane Advisors, L.L.C.
110 Washington Street, Ste 1300
Conshohocken, PA 19428

2.      UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Item 33.     Management Services

Not applicable.

Item 34.     Undertakings

1.      Not applicable.

2.      Not applicable.

3.      The Registrant hereby undertakes:

(a)     to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)    to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)    that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)    if the Registrant is relying on Rule 430B:

(A)    Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)    if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)     that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)    any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)    the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.      The Registrant undertakes:

(a)     for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)    for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.      Not applicable.

6.      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken in the Commonwealth of Pennsylvania on the 29th day of July, 2026.

Hamilton Lane Private Assets Fund
By:	/s/ Andrew Schardt
Name:	Andrew Schardt
Title:	Trustee, Co-President and Co-Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Andrew Schardt	Trustee, Co-President and Co-Principal	July 29, 2026
Andrew Schardt	Executive Officer
/s/ Brian Charles Gildea	Trustee, Co-President and Co-Principal	July 29, 2026
Brian Charles Gildea	Executive Officer
/s/ Kaylin Liu	Treasurer and Principal Financial Officer	July 29, 2026
Kaylin Liu
/s/ Gail Susan Ball*	Trustee	July 29, 2026
Gail Susan Ball
/s/ Timothy S. Galbraith*	Trustee	July 29, 2026
Timothy S. Galbraith
/s/ Jeffrey P. Ladouceur*	Trustee	July 29, 2026
Jeffrey P. Ladouceur
*By:	/s/ Mary Kathleen Leonard
Mary Kathleen Leonard Attorney-in-Fact (pursuant to power of attorney)

The original Power of Attorney authorizing Mary Kathleen Leonard to execute the Registration Statement, and any amendments thereto, for the Trustees and officers of the Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference herein to Item 25, Exhibit (t).

Exhibit Index

(a)(3)	Certificate of Amendment of Certificate of Trust
(d)	Amended and Restated Multiple Class Plan
(e)	Dividend Reinvestment Plan
(k)(2)	Amended and Restated Expense Limitation and Reimbursement Agreement
(l)(2)	Opinion and Consent of Delaware Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Filing Fee Table
(t)	Power of Attorney